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As filed with the Securities and Exchange Commission on August 24, 2012

Securities Act Registration No. 333-180618
Investment Company Registration No. 811-22686

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 4
Post-Effective Amendment No.
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 4

Blackstone / GSO Strategic Credit Fund
(Exact Name of Registrant as Specified in Charter)

345 Park Avenue
31st Floor
New York, NY 10154
(Address of Principal Executive Offices)

(212) 503-2100
(Registrant's Telephone Number, Including Area Code)

Marisa Beeney, Esq.
GSO Capital Partners LP
345 Park Avenue
31st Floor
New York, NY 10154
(Name and Address of Agent for Service)

Copies to:
Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017	David E. Wohl, Esq. Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, NY 10153

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

         It is proposed that this filing will become effective (check appropriate box)

         ☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Shares of Beneficial Interest, $0.001 par value	50,000 shares	$20.00	$1,000,000	$114.60(2)

(1)
Estimated solely for purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2)
Previously paid.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject To Completion
Preliminary Prospectus Dated August 24, 2012

PROSPECTUS

                Shares

Blackstone / GSO Strategic Credit Fund

Common Shares
$20.00 per Share

        Investment Objectives.    Blackstone / GSO Strategic Credit Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives.

        Investment Strategies.    The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans ("Senior Secured Loans") and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of the Fund's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. "Managed Assets" means the Fund's net assets plus any borrowing for investment purposes, including effective leverage (as defined below) and traditional leverage (as defined below). The fixed income instruments the Fund will invest in will typically be rated below investment grade or, if unrated, are considered by GSO / Blackstone Debt Funds Management LLC (the "Adviser"), the Fund's investment adviser, to be of comparable quality. Fixed income instruments that are rated below investment grade (commonly referred to as "high yield" or "junk" instruments) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. See "Risks—Below Investment Grade Instruments Risk."

          The Fund may invest without limit in corporate fixed income instruments, and may focus its investments in one or more corporate fixed income instruments to adapt to market conditions. For example, if the Adviser believes that market conditions are favorable for a particular type of fixed income instrument, such as Senior Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Senior Secured Loans. Similarly, if the Adviser believes that market conditions are favorable for high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds.

        No Prior History.    Because the Fund is newly organized, its common shares of beneficial interest, par value $0.001 per share (the "Common Shares"), have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after completion of the public offering.

          It is anticipated that the Fund's Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "BGB."

          Investing in the Common Shares involves certain risks. See "Risks" beginning on page 55 of this prospectus.

          The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$ 0.90	$
Proceeds, after expenses, to the Fund(3)(4)	$19.06	$

(notes on following page)

The underwriters expect to deliver the Common Shares to purchasers on or about                        , 2012.

Morgan Stanley	Citigroup	BofA Merrill Lynch	UBS Investment Bank	Wells Fargo Securities
Barclays				RBC Capital Markets

BB&T Capital Markets	Chardan Capital Markets, LLC	Deutsche Bank Securities

Henley & Company LLC	J.J.B. Hilliard, W.L. Lyons, LLC	Janney Montgomery Scott	Maxim Group LLC

Newbridge Securities Corporation	Southwest Securities, Inc.	Wedbush Securities Inc.	Wunderlich Securities

The date of this prospectus is            , 2012.

(notes from previous page)

(1)
The Fund has granted the underwriters an option to purchase up to                        additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to the Fund will be $        , $        and $        , respectively. See "Underwriters."

(2)
The Adviser (and not the Fund) has agreed to pay, from its own assets, upfront structuring and syndication fees to Morgan Stanley & Co. LLC, and upfront structuring fees to Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering. These fees are not reflected under sales load in the table above. See "Underwriters—Additional Compensation to be paid by the Adviser."

(3)
The Fund has agreed to pay a distribution assistance fee of $0.02 per Common Share (or $            , assuming no exercise of the underwriters' over-allotment option) to ALPS Distributors, Inc. for distribution assistance in connection with the offering.

(4)
Total offering expenses to be paid by the Fund (other than the sales load but including the distribution assistance fee mentioned above) are estimated to be approximately $            , which represents $0.04 per Common Share. After payment of such expenses, proceeds to the Fund will be $19.06 per Common Share. The Adviser has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load but including the distribution assistance fee) to the extent offering expenses are in excess of $0.04 per Common Share. See "Summary of Fund Expenses."

(continued from cover page)

        Limited Term.    The Fund will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund's investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the dissolution date, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon dissolution.

        Leverage.    The Fund anticipates incurring leverage as part of its investment strategy. The Fund currently intends to incur leverage of up to 33 1/3% of its Managed Assets by borrowing under a credit facility. Although the Fund has no current intention to do so, it may also issue preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, "traditional leverage").

        Although it has no current intention to do so, the Fund may also incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, "effective leverage"). The Fund's use of effective leverage will not exceed 25% of its Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the Investment Company Act of 1940, as amended, such effective leverage will be considered leverage for the Fund's leverage limits. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. There can be no assurance

ii

that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage," "Risks—Leverage Risk" and "Description of Shares."

        Derivatives.    Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage through the use of total return swaps or credit default swaps (either on individual securities or groups or indices of securities). The Fund's investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instruments.

        Investment Adviser.    GSO / Blackstone Debt Funds Management LLC will be the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, "GSO"), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund. GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates, "Blackstone"). Blackstone is a leading manager of private capital and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $190.3 billion as of June 30, 2012. As of June 30, 2012, GSO's asset management operation had aggregate assets under management of approximately $50.5 billion across multiple strategies within the leveraged finance marketplace, including high yield bonds, Senior Secured Loans, distressed and mezzanine debt, private equity and hedge funds.

        You should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated                        , 2012 containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the Statement of Additional Information on page 94 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 831-5776 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The SEC charges a fee for copies. You can get the same information, including any materials incorporated by reference, free from the SEC's Web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. You may request a free copy of the Statement of Additional Information, annual and semi-annual reports to shareholders (when available), and additional information about the Fund and make shareholders' inquiries by calling (877) 299-1588, by writing to the Fund or visiting the Fund's website (http://www.blackstone-gso.com/). The information contained in, or accessed through, this website is not part of this prospectus.

        The Common Shares do not represent a deposit or obligation of and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

iii

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it and we take no responsibility for, and can provide no assurance as to the reliability of, any information that others may give you. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. Subsequent to the date of this prospectus, the Fund will supplement this prospectus during the period that this prospectus is required to be delivered if any material information contained in this prospectus becomes materially inaccurate.

 PROSPECTUS SUMMARY

        This is only a summary of certain information contained in this prospectus relating to Blackstone / GSO Strategic Credit Fund. This summary may not contain all of the information that you should consider before investing in our common shares of beneficial interest, par value $0.001 per share ("Common Shares"). You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund	Blackstone / GSO Strategic Credit Fund is a newly organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to Blackstone / GSO Strategic Credit Fund simply as the "Fund," "we," "us" or "our." See "The Fund."
The Offering

The Fund is offering Common Shares at $20.00 per share through a group of underwriters (the "Underwriters") led by Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC. You must purchase at least 100 Common Shares ($2,000) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to                    additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. GSO / Blackstone Debt Funds Management LLC (the "Adviser") has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load but including the distribution assistance fee paid to ALPS Distributors, Inc. ("ALPS Distributors")) in excess of $0.04 per share. See "Underwriters."

Who May Want to Invest

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•

a portfolio of corporate fixed income instruments that seeks to adapt to market conditions by allocating its investments among one or more of first- and second-lien secured loans ("Senior Secured Loans"), high yield bonds and/or other corporate fixed income instruments;

• the potential for attractive monthly income and capital preservation; and
• professional selection and active management by the Adviser.
Investment Objectives	The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding Common Shares or preferred shares ("Preferred Shares"), if any.

Investment Strategies

The Fund will seek to achieve its investment objectives by investing primarily in corporate fixed income instruments, including Senior Secured Loans and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of the Fund's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. Investments with similar economic characteristics may be made through derivatives, credit-linked notes, repurchase agreements and investments in other investment companies. In each case, such investments will be directly tied to a single credit investment or a pool of credit investments. "Managed Assets" means the Fund's net assets plus any borrowing for investment purposes, including effective leverage (as defined below) and traditional leverage (as defined below). As used in this prospectus, the term "net assets" means total assets of the Fund minus liabilities (including accrued expenses or dividends). "Total assets" means Managed Assets plus liabilities other than liabilities related to leverage.

The Adviser currently expects the Fund's investments will be composed principally of Senior Secured Loans and high yield corporate bonds. The Fund's investments may be allocated between these two types of instruments depending on market conditions, such that the Fund may be primarily invested in Senior Secured Loans or primarily invested in high yield corporate bonds.

In addition to the Fund's 80% policy above, under normal market conditions the Fund:
• may invest up to 30% of its Managed Assets in derivatives;
• may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers;
• may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers;
• may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid;
• may invest up to 10% of its Managed Assets in credit-linked notes; and
• may invest up to 10% of its Managed Assets in other investment companies in the manner permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act").

A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in "The Fund's Investments" and in the SAI.

Fixed Income Instruments.    Under normal market conditions, the Adviser expects the Fund's investments in corporate fixed income instruments to consist predominantly of Senior Secured Loans and/or high yield bonds; however, the Fund's investments in fixed income instruments may also include, to a limited extent, debentures, notes, commercial paper, investment grade bonds, loans other than Senior Secured Loans and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments.

High Yield Instruments.    The Fund currently intends to invest substantially all of its assets in fixed income instruments that are of below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody's Investors Service,  Inc. ("Moody's") and BB+ or lower by Standard & Poor's Corporation Ratings Group ("S&P") or Fitch Ratings, Inc. ("Fitch"), or if unrated, are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.

Senior Secured Loans.    The Fund may invest in assignments or participations of Senior Secured Loans made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Most Senior Secured Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a premium. Senior Secured Loans typically have the highest position in a borrower's capital structure and are secured by collateral.

Derivatives.    Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage. The Fund's principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund may also invest in futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. The Fund's investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instruments.

In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying assets. The Fund bears the risk of default on the underlying assets based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a seller (or long position) of credit default swaps, the Fund is entitled to receive a stream of periodic payments from the buyer of the swap, but if a credit event occurs in connection with the reference security, group of securities or index, then the Fund will have to pay the full notional value of the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

As described above, the Fund may also invest in types of derivatives other than total return swaps and credit default swaps, but does not currently expect such other derivatives to be material to its investment strategy. Such other derivative investments are described in "The Fund's Investments—Other Investment Techniques—Derivatives" in this prospectus and "Investment Policies and Techniques—Other Portfolio Contents—Derivatives" in the SAI.

Foreign Instruments.    Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign instruments may be U.S. currency denominated or foreign currency denominated. The Fund currently has no intention of investing in instruments of emerging markets Borrowers or issuers.

Stressed or Distressed Instruments.    As part of its investments in corporate fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issuers which are in default at the time of purchase.

Credit-Linked Notes. The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

Other Investment Companies.    The Fund may invest up to 10% of its Managed Assets in other investment companies, including exchange traded funds ("ETFs"), in the manner permitted by the Investment Company Act.

Illiquid and Restricted Securities.    The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's ("SEC") standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Adviser to be illiquid are subject to the limitation set forth above.

For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."
Leverage

The Fund anticipates incurring leverage as part of its investment strategy. The Fund currently intends to incur leverage of up to 33 1/3% of its Managed Assets by borrowing under a credit facility. Although the Fund has no current intention to do so, it may also issue Preferred Shares (but will not issue auction rate preferred shares ("ARPS")), debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, "traditional leverage").

Although it has no current intention to do so, the Fund may also incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, "effective leverage"). The Fund's use of effective leverage will not exceed 25% of its Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the Investment Company Act, such effective leverage will be considered leverage for the Fund's leverage limits.

The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets obtained through effective leverage and traditional leverage.

Leverage creates risk for holders of the Common Shares (the "Common Shareholders"), including the likelihood of greater volatility in the net asset value ("NAV") and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or may result in fluctuations in the dividends paid on the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage" and "Risks—Leverage Risk."

Limited Term

The Fund will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust") provides that the Fund will dissolve on September 15, 2027, except for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. The Fund expects to complete its final distribution on or about September 15, 2027, but the dissolution process could be extended depending on market conditions at that time.

Pursuant to the Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the Investment Company Act), may extend the life of the Fund. If approved the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times with the approval of a majority of the Board of Trustees and a majority of the outstanding voting securities of the Fund. In determining whether to extend the dissolution date of the Fund, the Board of Trustees may consider the inability to sell the Fund's assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund's remaining assets will appreciate by an amount that is meaningful relative to the cost and expense of continuing the operation of the Fund.

Principal proceeds distributed in connection with the Fund's dissolution may be distributed on a pro-rata basis among the Common Shareholders, preferred shareholders, noteholders and lenders, subject to any terms of any borrowing or preferred share and/or note issuance. Principal proceeds distributed to shareholders may constitute tax-advantaged returns of capital for U.S. federal income tax purposes. See "Tax Matters."

The Fund's investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the dissolution date, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less then their original investment upon dissolution. See "Certain Provisions in the Agreement and Declaration of Trust" and "Risks—Limited Term Risk."

Investment Adviser

GSO / Blackstone Debt Funds Management LLC is the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, "GSO"), is a registered investment adviser and is responsible for administrative and compliance oversight services to the Fund. GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates, "Blackstone"). Blackstone is a leading manager of private capital and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with total assets under management of approximately $190.3 billion as of June 30, 2012.

As of June 30, 2012, GSO's asset management operation had aggregate assets under management of approximately $50.5 billion across multiple strategies within the leveraged finance marketplace, including high yield bonds, Senior Secured Loans, distressed and mezzanine debt, private equity and hedge funds.

The Adviser will receive a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's Managed Assets. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets obtained through effective leverage and traditional leverage. See "Management of the Fund—Investment Advisory Agreement."

Administrator

ALPS Fund Services, Inc. ("ALPS"), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.

ALPS is entitled to receive a monthly fee at the annual rate of 0.15% of the average daily value of the Fund's Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. During periods when the Fund is using leverage, the fees paid to ALPS will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets obtained through effective leverage and traditional leverage. See "Management of the Fund—Administrator."

Distributions

Commencing with the Fund's initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to Common Shareholders. We expect to declare the initial monthly distribution on the Fund's Common Shares within 45 to 60 days after completion of this offering and to pay that initial monthly distribution approximately 60 to 90 days after completion of this offering. The Fund will distribute to Common Shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees and dividends, if any, owed with respect to any outstanding forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. Certain of the Fund's distributions may be treated as a return of capital for U.S. federal income tax purposes. See "Distributions" and "Leverage."

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio and the amount of leverage utilized by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and Managed Assets and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value and Managed Assets. See "Distributions."

Cash distributions to Common Shareholders may be reinvested under our Dividend Reinvestment Plan ("DRIP") in additional whole and fractional shares if you or your representative elects ("opt-in") to enroll in the DRIP. See "Distributions" and "Dividend Reinvestment Plan."

Listing	It is anticipated that the Fund's Common Shares will be approved for listing on the New York Stock Exchange (the

"NYSE"), subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "BGB." See "Description of Shares—Common Shares."
Custodian and Transfer Agent	The Bank of New York Mellon will serve as the Fund's custodian. Computershare Shareowner Services LLC will serve as Fund's transfer agent. See "Custodian and Transfer Agent."
Market Price of Shares

The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV. The Fund's NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. See "Use of Proceeds." In addition to NAV, the market price of the Fund's Common Shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand. See "Risks," "Description of Shares—Common Shares" and "Repurchase of Common Shares." The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Risks

No Operating History.    The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently manages structured products and acts as an investment adviser for managed accounts and two other closed-end funds. The Fund's Common Shares have no history of public trading.

Market Discount Risk.    Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. The Fund's Common Shares may trade at a price that is less than the initial offering price.

Investment and Market Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the portfolio of fixed income instruments and other securities and derivative instruments owned by the Fund, and the value of these instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of Common Shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks. See "Risks—Leverage Risk."

Fixed Income Instruments Risk.    Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. Under normal market conditions, the Adviser expects the Fund's investments in corporate fixed income instruments to consist predominantly of Senior Secured Loans and/or high yield bonds; however the Fund may also invest in debentures, notes, commercial paper, investment grade bonds, loans other than Senior Secured Loans and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. Fixed income instruments are particularly susceptible to following risks:

Issuer Risk.    The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Interest Rate Risk.    The market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate fixed income instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed income instruments is generally greater for securities with longer durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. In general, if prevailing interest rates change by 1%, a fixed income instrument's value will change by 1% multiplied by each year of duration. For example, if a fixed income instrument has a duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, such instrument can be expected to rise about 3% if interest rates fall by 1%. See "The Fund's Investments—Investment Policies—Duration." Fluctuations in the market price of the Fund's instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund's NAV.

Prepayment Risk.    During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as prepayment or "call" risk.

Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Share price or its overall return.

Spread Risk.    Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

See "The Fund's Investments—Portfolio Composition—Bonds."

Below Investment Grade Instruments Risk.    The Fund currently intends to invest substantially all of its assets in fixed income instruments that are of below investment grade quality. There is no limit on the amount of below investment grade instruments in which the Fund may invest. Below investment grade instruments are commonly referred to as "junk" or "high yield" instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments and may have wide spreads between the bid and asked prices. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Common Shares, both in the short-term and the long-term.

Because of the greater number of investment considerations involved in investing in below investment grade instruments the ability of the Fund to meet its objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. Also, the Fund is a non-diversified investment company and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. See "The Fund's Investments—Portfolio Composition—Below Investment Grade Instruments" and "Risks—Non-Diversification Risk."

Senior Secured Loans Risk.    As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Senior Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Senior Secured Loans. Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Secured Loans the Fund will invest in are usually rated below investment grade or may also be unrated. Although Senior Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. See "Risks—Below Investment Grade Instruments Risk." Additionally, if a

Borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Senior Secured Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk and below investment grade instruments risk.

Although the Senior Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss.

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Secured Loan may be adversely affected.

The Fund will typically acquire Senior Secured Loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Senior Secured Loan and with regard to any associated collateral.

The Fund may, but will not typically, invest in a Senior Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation in the loan to a full assignment of the loan under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to seek to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Secured Loan through a participation. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Credit Risk.    Credit risk is the risk that one or more debt instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions and the Fund's investments will often be subordinate to other debt in the issuer's capital structure. Because the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments.

Leverage Risk.    The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. See "Leverage."

The Fund's use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations compared to a comparable portfolio without leverage including:

• the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•

when the Fund uses leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund's use of leverage and create an inherent conflict of interest; and

• leverage may increase expenses, which may reduce total return.

The Fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Limited Term Risk.    Unless the dissolution date is extended by the Board of Trustees and a majority of shareholders in accordance with the Agreement and Declaration of Trust, the Fund will be dissolved on or about September 15, 2027. The Fund does not seek to return $20.00 per Common Share upon dissolution. The Fund's limited term may cause it to sell securities when it otherwise would not, which could cause the Fund's returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund's fixed expenses to increase as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The Board of Trustees may in its sole discretion, without the consent or vote of the shareholders, choose to dissolve the Fund prior to the required dissolution date, which would cause the Fund to miss any market appreciation that occurs after the Fund is dissolved. Conversely, if the Board of Trustees and the shareholders extend the dissolution date, market conditions may deteriorate and the Fund may experience losses. See "Certain Provisions in the Agreement and Declaration of Trust."

Derivatives Risk.    Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may enter into derivatives for investment, hedging or leverage purposes. The Fund's derivative investments have risks, including:

Counterparty Risk.    If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Leverage Risk. The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. See "Risks—Leverage Risk."

Illiquidity Risk.    Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the derivative is currently worth. See "Risks—Liquidity Risk."

Correlation Risk.    Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

Derivative instruments are also subject to the risk of the loss of principal. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Implementation of the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.

Swap Risk.    The Fund may invest in credit default swaps and total return swaps. Such transactions are subject to market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. See "Risks—Derivatives Risk." To the extent credit default swaps are used, the Fund will generally sell protection and the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. If, however, the Fund buys protection under a credit default swap, the risk of loss is the contractual obligation to make a stream of payments to the swap counterparty. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Liquidity Risk.    The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., instruments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities, which could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the

Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Valuation Risk.    Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade. Fixed income instruments generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed income instrument is sold in the market, the amount received by the Fund is less than the value that such fixed income instrument is carried at on the Fund's books.

Lender Liability Risk.    A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called

"equitable subordination." Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Other Investment Company Risk.    The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in may also use leverage, which would cause the Fund's investment in such investment companies to be subject to greater volatility.

Potential Conflicts of Interest Risk.    The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, GSO, Blackstone and their affiliates in other activities that may conflict with those of the Fund. The Adviser, GSO, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, GSO, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, GSO, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Adviser, GSO, Blackstone and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, GSO and its affiliates have implemented certain policies and procedures (e.g., information walls). For example, GSO and its affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are GSO's and its affiliates' advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund's activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by GSO has or has considered making an investment or which is otherwise an advisory client of GSO and its affiliates may restrict or otherwise limit the ability of the Fund to make investments in such companies.

As part of its regular business, Blackstone provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there may be certain investments that the Adviser will decline or be unable to make. In addition, employees of Blackstone or its affiliates may possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment advisory agreement between the Fund and the Adviser. Those employees of Blackstone or its affiliates will not be obligated to share any such information with the Adviser and may be prohibited by law or contract from doing so.

The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Blackstone and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, Blackstone and its affiliates may serve as advisor to creditor or equity committees. This involvement, for which Blackstone and its affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. For example, in situations in which an issuer of fixed income instruments held by the Fund is a client or a potential client of the restructuring and reorganization advisory practice of Blackstone, the Adviser may dispose of such instruments or take such other actions reasonably necessary to the extent permitted under the Investment Company Act in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization advisory practice. Further, there may also be instances in which the work of Blackstone's and its affiliates' restructuring and reorganization advisory practice prevents the Adviser from purchasing securities on behalf of the Fund. See "Management of the Fund—Potential Conflicts of Interest" in the SAI.

Limitations on Transactions with Affiliates Risk.    The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund or investment company managed by Blackstone, GSO or any of their respective affiliates. However, the Fund may, under certain circumstances, purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Dependence on Key Personnel Risk.    The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. The Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.

Inflation/Deflation Risk.    Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Foreign Instruments Risk.    The Fund may invest up to 20% of its Managed Assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign corporate or government issuers. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies or in the U.S. government.

Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in foreign securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because foreign securities may trade on days when the Fund's Common Shares are not priced and the NYSE is closed, NAV can change at times when Common Shares cannot be sold. The Fund has no current intention to invest in instruments the Borrowers or issuers of which are from emerging market countries.

Foreign Currency Risk.    Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Continuing uncertainty as to the status of the euro and the European Monetary Union (the "EMU") has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

Stressed and Distressed Instruments Risk.    As part of its investments in corporate fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Credit-Linked Notes Risk.    The Fund may invest up to 10% of its Managed Assets in credit-linked notes. Holders of credit-linked notes bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Credit-linked notes are structured products used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

The Fund may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Fund.

Certain credit-linked notes may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. As a result, investments in credit-linked notes may be characterized by the Fund as illiquid securities. See "The Fund's Investments—Other Investment Techniques—Credit-Linked Notes."

Repurchase Agreements Risk.    Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk.    The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities, resulting in a form of borrowing. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Segregation and Coverage Risk.    Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the Investment Company Act unless steps are taken to segregate the Fund's assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where the Fund does not cover such leveraged transactions, such instruments may be considered senior securities and the Fund's use of such leveraged transactions will be required to comply with the restrictions on senior securities under the Investment Company Act. The Fund may be unable to use segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund's assets are segregated or committed as cover, it could limit the Fund's investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Income Risk.    The income the Common Shareholders receive from the Fund is based primarily on the interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates to the Common Shareholders could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase, and this will be magnified when the Fund is utilizing leverage.

Investments in Equity Securities or Warrants Incidental to Investments in Fixed Income Instruments.    From time to time the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of an issuer when it would otherwise be advantageous to do so.

U.S. Government Debt Securities Risk.    U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

Commodity Pool Risk.    The Fund's use of derivatives that are subject to regulation by the Commodities Futures Trading Commission ("CFTC") and National Futures Association ("NFA") could cause the Fund to be deemed a commodity pool or the Adviser to be a commodity pool operator, which would require the Fund and the Adviser to comply with certain rules that could result in additional costs to the Fund. Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate cash or liquid securities in connection with futures transactions.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA promulgated by the CFTC. The Fund currently is not, therefore, subject to registration or regulation as a

"commodity pool operator" under the CEA and the Fund intends to be operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC under current law. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Fund to continue to claim this exclusion. The Fund would be limited in its ability to use futures or options on futures or engage in swap transactions if it continued to claim the exclusion. If the Fund did not continue to claim the exclusion, the Fund believes that the Fund and the Adviser would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC's registration and regulatory requirements. The impact of the rule changes on the operations of the Fund and the Adviser is not fully known at this time. The Fund and the Adviser are continuing to analyze the effect of these rule changes on the Fund.

Recent Developments.    The U.S. credit markets have in the recent past experienced extreme volatility and market disruption. Although the U.S. market is not currently experiencing disruption, extreme volatility or market disruption may occur in the future. In addition, the European credit markets have in the recent past experienced extreme volatility and may experience such volatility in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain issuers may, due to macroeconomic conditions, be unable to repay the obligations under their fixed income securities during this period. An issuer's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the security and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer's ability to meet its obligations under its debt securities. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The recent market instability could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund's assets.

In addition, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to "AA+" from "AAA." The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher U.S. Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally.

These developments may increase the volatility of the value of fixed income instruments and other investments owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell them on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to Common Shareholders. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's Common Shares.

Market Disruption and Geopolitical Risk.    The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and loan and securities markets.

Portfolio Turnover Risk.    The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. If the Adviser determines that it is in the Fund's best interests to shift the focus of its investments from one type of fixed income security to another, the Fund's portfolio turnover rate during such a shift may be very high. High portfolio turnover results in greater transactional expense for the Fund and may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders.

See "The Fund's Investments—Investment Policies—Portfolio Turnover" and "Tax Matters."

Government Intervention in the Financial Markets.    The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, the European Central Bank and other foreign government and supranational finance authorities have taken unprecedented actions to regulate or manipulate international financial markets. These governments, agencies and/or organizations may take additional actions that affect the regulation of the securities or derivatives in which the Fund invests, or the issuers of such securities or derivatives, in ways that are unforeseeable. Issuers of fixed income instruments held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

Non-Diversification Risk.    The Fund is classified as "non-diversified" under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See "The Fund's Investments" and "Tax Matters."

Anti-Takeover Provisions.    The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See "Certain Provisions in the Agreement and Declaration of Trust."

 SUMMARY OF FUND EXPENSES

        The purpose of the following table and the example is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table for "Other expenses" and "Total annual expenses" are based on estimated amounts for the Fund's first full year operations and assume that the Fund issues approximately 15,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The table also assumes the use of leverage in an amount equal to 33 1/3% of Managed Assets (after its use), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Common Shareholder Transaction Expenses
Sales load paid by you (as a percentage of Common Share offering price)	4.50%
Offering expenses borne by you (as a percentage of Common Share offering price)	0.20%(1)(2)
Dividend reinvestment plan fees	None(3)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares(4)
Advisory fees	1.50%
Other expenses	0.43%
Interest expense	0.52	%(5)

Total annual expenses	2.45%

(1)
The Adviser has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load) in excess of $0.04 per share. Assuming an offering of                Common Shares, the total offering costs are estimated to be $                , $                of which would be borne by the Fund.

(2)
The Adviser (and not the Fund) will pay certain qualifying underwriters structuring and syndication fees in connection with the offering. See "Underwriters—Additional Compensation to be Paid by the Adviser."

(3)
You will be charged a brokerage commission if you direct the DRIP administrator to sell your Common Shares held in a dividend reinvestment account.

(notes continued on following page)

(notes continued from previous page)

(4)
For the purposes of this table we have assumed that the Fund has utilized leverage equal to 33 1/3% of Managed Assets and the Fund pays an interest rate on borrowed money equal to 1.05%. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders.

The table presented below estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares, assuming the Fund is the same size as in the table above and does not use any leverage.

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assuming no leverage is used)
Advisory fees	1.00%
Other expenses	0.35%

Total annual expenses	1.35%

(5)
Represents estimated interest costs of 1.05% associated with the Fund's entrance into a credit facility. The Fund's actual interest costs associated with leverage may differ from the estimates above.

Example

        As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in the Fund's Common Shares (including a sales load of $45.00 and estimated offering expenses of $2.00), assuming (i) the Fund issues 15,000,000 Common Shares in this offering, (ii) total annual expenses of 2.45% of net assets attributable to the Fund's Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$71	$121	$173	$315

        The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

 THE FUND

        The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on March 28, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund has no operating history. The Fund's principal office is located at 345 Park Avenue, 31st Floor, New York, NY 10154, and its telephone number is (212) 503-2100.

        The Fund will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund's investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the dissolution date, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less then their original investment upon dissolution. See "Certain Provisions in the Agreement and Declaration of Trust."

USE OF PROCEEDS

        The net proceeds of this offering of Common Shares will be approximately $             ($            if the Underwriters exercise the over-allotment option in full) after payment of offering expenses. The Fund will pay all of its offering expenses up to $0.04 per Common Share and the Adviser has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per share. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this offering in investments that meet the Fund's investment objectives and policies approximately 60 days after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments. See "The Fund's Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period."

THE FUND'S INVESTMENTS

Investment Objectives

        The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental and may be changed by the Board of Trustees without Common Shareholder approval. The Fund will provide shareholders with at least 60 days' written notice prior to changing its investment objectives.

Investment Strategies

        The Fund will seek to achieve its investment objectives by investing primarily in corporate fixed income instruments, including Senior Secured Loans and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of the Fund's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. Investments with similar economic characteristics may be made through derivatives, credit-linked notes, repurchase agreements and investments in other investment companies. In each case, such investments will be directly tied to a single credit investment or a pool of credit investments.

        Under normal market conditions, the Adviser expects the Fund's investments in corporate fixed income instruments to consist predominantly of Senior Secured Loans and/or high yield bonds;

however, the Fund's investments in fixed income instruments may also include, to a limited extent, debentures, notes, commercial paper, investment grade bonds, loans other than Senior Secured Loans and other similar types of debt instruments, and derivatives related to or referencing these types of securities and instruments. Although not part of the Fund's investments in corporate fixed income instruments, the Fund may also invest in fixed income instruments issued by governments or government authorities.

        The Fund may invest without limit in corporate fixed income instruments, and may focus its investments in one or more corporate fixed income instruments to adapt to market conditions. For example, if the Adviser believes that market conditions are favorable for a particular type of fixed income instrument, such as Senior Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Senior Secured Loans. Similarly, if the Adviser believes that market conditions are favorable for high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds.

        The Fund currently intends to invest substantially all of its assets in fixed income instruments that are of below investment grade quality, or high yield. High yield fixed income instruments (commonly referred to as "junk bonds") are securities rated Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch or comparable unrated instruments. Below investment grade instruments and comparable unrated instruments involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are more susceptible to default or decline in market value due to adverse economic and business developments than higher rated instruments. Instruments rated in the lower rating categories (Caa1 or lower by Moody's, CCC+ or lower by S&P or Fitch or comparable unrated securities) are subject to high credit risk. The descriptions of the investment rating categories by Moody's, S&P and Fitch, including a description of their speculative characteristics, are set forth in Appendix A. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

        Most Senior Secured Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily LIBOR, plus a premium. Senior Secured Loans typically have the highest position in a Borrower's capital structure and are secured by collateral.

        Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage. The Fund's principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund may also invest in futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. The Fund does not currently expect such derivatives other than total return swaps and credit default swaps to be material to its investment strategy. Such other derivative investments are described in "The Fund's Investments—Other Investment Techniques—Derivatives" in this prospectus and "Investment Policies and Techniques—Other Portfolio Contents—Derivatives" in the SAI. The Fund's investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instruments.

        Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign instruments may be U.S. currency denominated or foreign currency denominated. The Fund currently has no intention of investing in instruments of emerging markets Borrowers or issuers.

        As part of its investments in corporate fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such securities are subject to very high credit risk. The Fund may not invest in issuers which are in default at the time of purchase.

        The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

        The Fund may invest up to 10% of its Managed Assets in other investment companies, including ETFs, in the manner permitted by the Investment Company Act.

        The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities. However, restricted securities determined by the Adviser to be illiquid are subject to the limitation set forth above.

        During temporary defensive periods or in order to keep the Fund's cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers' acceptances; fixed time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See "—Portfolio Composition—Temporary Strategies; Invest-Up Period; Dissolution" in this prospectus and "Investment Policies and Techniques" in the SAI.

        The Fund may utilize leverage (including effective leverage and traditional leverage) in an aggregate amount of up to 40% of its Managed Assets at the time the leverage is incurred in order to buy additional portfolio securities. The Fund may also borrow for temporary, emergency or other purposes as permitted under the Investment Company Act.

        If the rate of return, after the payment of applicable expenses of the Fund, on the securities purchased by the Fund is greater than the fees or interest paid by the Fund on its leverage arrangements, the excess income may be used to pay higher dividends to Common Shareholders. However, the Fund cannot assure you that the use of leverage will result in a higher yield on the Common Shares.

        When leverage is employed, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "Leverage" and "Risks—Leverage Risk."

Investment Philosophy

        When identifying prospective investment opportunities in fixed income securities, the Adviser currently intends to rely on fundamental credit analysis to seek to minimize the loss of the Fund's capital. The Adviser expects to invest in fixed income securities of companies possessing the following attributes, which it believes will help generate higher risk adjusted total returns:

  •
  Leading, defensible market positions.  The Adviser intends to invest in companies that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

  •
  Investing in stable companies with positive cash flow.  The Adviser intends to invest in established, stable companies which have demonstrated a record of profitability and cash flows over several economic cycles. The Adviser believes such companies are well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser does not intend to invest in start-up companies or companies with speculative business plans.

  •
  Proven management teams.  The Adviser intends to focus on investments in which the target company has an experienced management team with an established track record of success. The Adviser will typically require companies to have in place proper incentives to align management's goals with the Fund's goals.

  •
  Private equity sponsorship.  Often the Adviser will seek to participate in transactions sponsored by what it believes, based on market reputation and its own experience and research, to be high-quality private equity firms. The Adviser believes that a private equity sponsor's willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.

  •
  Diversification.  The Adviser will seek to invest broadly among companies and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Fund's portfolio. However, the Fund is a non-diversified investment company and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. See "Risks—Non-Diversification Risk."

Portfolio Composition

        The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

Bonds

        Corporate bonds will be a part of the Fund's policy to invest at least 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and other issuers. The Adviser expects most of the bonds the Fund will invest in will be high yield corporate bonds. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Holders of bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer's capital structure.

        Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features

(e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. Many of the bonds the Fund invests in may be fixed-rate; however, the Fund may also invest in floating rate bonds. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed income instruments usually yield more than government or agency bonds due to the presence of credit risk.

Senior Secured Loans

        Senior Secured Loans will be a part of the Fund's policy to invest at least 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other instruments (including derivatives) with similar economic characteristics. Senior Secured Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Secured Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Secured Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Secured Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. LIBOR fluctuates and when LIBOR is at lower levels, total yield on a Senior Secured Loan will usually be lower, and when LIBOR is at higher levels, total yield on a Senior Secured Loan will usually be higher. However, many of the Senior Secured Loans that the Fund will invest in will have LIBOR floors, whereby the Borrower contractually agrees that the amount used for LIBOR in calculating the yield on the Senior Secured Loan will not be less than an agreed upon amount. Investments with LIBOR floors are still considered floating rate investments. See "Investment Policies and Techniques—Portfolio Contents—Senior Secured Loans" in the SAI.

        According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on Senior Secured Loans. In addition, any future similar developments could, in turn, reduce the value of securities owned by the Fund.

        Senior Secured Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Secured Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. The collateral securing a Senior Secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior

Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Secured Loans including, in certain circumstances, invalidating such Senior Secured Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

        Senior Secured Loans may not be rated by a rating agency. The amount of public information available with respect to Senior Secured Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Senior Secured Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Secured Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

        Senior Secured Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Secured Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act"), or registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No active trading market may exist for some Senior Secured Loans, and some Senior Secured Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. See "Risks—Liquidity Risk" and "Risks—Senior Secured Loans Risk."

        The floating or variable rate feature of Senior Secured Loans is a significant difference from typical fixed income investments, which carry significant interest rate risk. To the extent the Fund is invested in primarily floating rate instruments, the Fund can be expected to have less interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed rate instruments (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects that to the extent the Fund acquires interests in floating rate Senior Secured Loans this may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Secured Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Secured Loans and other debt obligations, impairing the Fund's net asset value.

        The Fund may purchase and retain Senior Secured Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Secured Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Secured Loan.

        The Fund may use an independent pricing service or prices provided by dealers to value Senior Secured Loans and other credit securities at their market value. The Fund will use the fair value method to value Senior Secured Loans or other instruments if market quotations for them are not readily available or are deemed unreliable. An instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

        Direct Assignments.    The Fund may purchase Senior Secured Loans on a direct assignment basis. If the Fund purchases a Senior Secured Loans on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Secured Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such Senior Secured Loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

        Loan Participations.    The Fund may also purchase, without limitation, participations in Senior Secured Loans, but does not plan to do so in the normal course. The participation by the Fund in a lender's portion of a Senior Secured Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower.

Below Investment Grade Instruments

        Substantially all of the Fund's assets may be invested in fixed income instruments that are of below investment grade quality, or high yield. Below investment grade instruments are regarded as having predominantly speculative characteristics and, while such obligations may not necessarily always have near-term vulnerability to default, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. In addition, lower quality debt securities tend to be more sensitive to general economic conditions.

        Lower grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value.

        The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

        Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on its credit rating. The Adviser will consider, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

        Because of the greater number of investment considerations involved in investing in high yield instruments, the ability of the Fund to meet its objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Stressed and Distressed Instruments

        As part of its investments in fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk.

        The Fund may not invest in issuers who are in default at the time of purchase, but may end up holding such an instrument as a result of the default by an issuer of an existing fixed income instrument. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.

Foreign Instruments

        Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign securities may be U.S. currency denominated or foreign currency denominated. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. The Fund has no current intention to invest in instruments the issuers or Borrowers of which are from emerging market countries.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because foreign securities may trade on days when the Fund's Common Shares are not priced and traded, net asset value can change at times when Common Shares cannot be sold.

        Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. This debt includes the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, the recent sovereign debt crises in Greece and other nations in Europe present risks to the Fund's investments in government debt and may have a negative impact on securities markets as a whole.

        Certain of the Fund's investments in foreign fixed income securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund (as measured in U.S. dollars) will be affected by changes in exchange rates.

        Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See "Risks—Foreign Currency Risk."

Illiquid and Restricted Securities

        The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid, determined using the SEC's standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days and over-the-counter options and other derivatives. In the absence of readily available market quotations, the Board of Trustees, the Valuation Committee of the Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities due to the Fund's inability to sell such securities.

        The Fund may invest without limit in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

Other Investment Companies

        The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objectives, strategies and policies and permissible under the Investment Company Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Equity Securities

        From time to time the Fund also may invest in or hold common stock and other equity securities incident to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. These investments could arise when the Borrower or issuer defaults or enters reorganization proceedings and such Borrower or issuer offers and the Fund agrees to accept equity securities in lieu of cash repayment of the principal and any outstanding interest on the fixed income security. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income securities. Common stock represents an equity ownership interest in a company. Historically, common stock has been subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. In addition, the Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

Temporary Strategies; Invest-Up Period; Dissolution

        During the period in which the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser determines that economic or market conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily depart from its investment strategy. During these periods, the Fund may deviate from its investment strategy and invest all or any portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers' acceptances; fixed time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. The Adviser expects to fully invest the net proceeds of this offering within 60 days from the completion of the offering.

        Absent shareholder approval to extend the term of the Fund, the Fund will dissolve on or about September 15, 2027, although the Board of Trustees of the Fund may choose to dissolve the Fund prior to this date. As the Fund approaches its dissolution date, the portfolio composition of the Fund may change as more of its investments mature or are called or sold. Rather than reinvesting the proceeds of its matured, called or sold investments, the Fund may invest the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.

        Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        Certificates of Deposit.    Certificates of deposit are certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

        Fixed Time Deposits.    Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

        Bankers' Acceptances.    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Other Investment Techniques

Derivatives

        Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage through the use of total return swaps or credit default swaps (either on individual securities or groups or indices of securities).

        Total Return Swaps.    The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying debt securities. If the underlying assets are fixed income instruments, the total return swap will be treated as a fixed income corporate credit investment for purposes of the Fund's investment strategy to invest at least 80% of its Managed Assets in such investments. If the other party to a total return swap defaults, the Fund's risk of loss consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The Fund may use total return swaps for financing or investment purposes.

        Credit Default Swaps.    The Fund may enter into credit default swaps. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to sell protection under the swap and be "long" on a third party's credit risk and the other party (the "buyer") to purchase protection under the swap and be "short" on the credit risk. Typically, the buyer agrees to make regular fixed payments to the seller with the same frequency as the underlying reference instrument. In exchange, the buyer typically has the right upon a credit event on the underlying instrument to deliver the instrument to the seller in exchange for the instrument's par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes are preferable to actually purchasing the security. The Fund may be a party to credit default swaps referencing a single security, a group of securities or an index. If the underlying assets are corporate fixed income instruments (including groups or indexes of such instruments), the credit default swap will be treated as a fixed income corporate credit investment for purposes of the Fund's investment strategy to invest at least 80% of its Managed Assets in such investments. The Fund currently intends to invest primarily in credit default swaps as a seller. As a seller of credit default swaps, the Fund is able to express a positive credit view on a particular instrument without actually purchasing the asset. The Fund would be entitled to receive steady payments from the buyer of the swap but would be obligated to pay the notional value of the swap upon the occurrence of any credit event. The Fund may use credit default swaps for financing or investment purposes, and as the seller of credit default swaps, would incur effective leverage.

        Interest Rate Transactions.    The Fund may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

        The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

        Foreign Currency Transactions.    The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

        Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

        Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the

Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

        It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

        Other Derivative Investments.    For a description of other derivatives the Fund may invest in, including futures and options, see "Investment Policies and Techniques—Other Portfolio Contents—Derivatives" in the SAI.

        Calculation of Derivative Investments.    The Fund may invest up to 30% of its Managed Assets in derivatives. For the purposes of this limit, total return swap investments will be treated at their full notional value less the amount of cash collateral posted to the total return swap counterparty. For example, if the Fund invested in a total return swap investment whereby the Fund posted $10 of cash collateral and received the total return on $40 worth of fixed income instrument interests, then the Fund's derivative investment would be calculated as $30 (the $40 notional value of the fixed income instrument interests minus the $10 posted cash collateral). Investments as a seller of protection of credit default swaps, if any, will be treated as the full notional value. For example, if the Fund sold credit protection on a fixed income instrument interest worth $50, then the derivative investment would be calculated as $50, the full notional amount of the fixed income instrument interest.

        Counterparty selection.    The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

Securities Lending

        The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained in the Fund's custodian account on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The Adviser, as part of its responsibilities under the investment advisory agreement, invests the Fund's cash collateral in accordance with the Fund's investment objectives and strategies. The Fund pays the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower pays to the Fund, as the lender, an amount equal to any interest or dividends received on the securities lent. The Fund will limit its securities lending to no more than one third of its total assets.

        The Fund may invest the cash collateral received only in accordance with its investment objectives, subject to the Fund's agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

        Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Credit-Linked Notes

        The Fund may invest up to 10% of its Managed Assets in credit-linked notes. A credit-linked note is a form of funded credit derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of a reference entity. Credit-linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit-linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer. In addition to the credit risk of the reference entity and interest rate risk, the buyer/seller of credit-linked notes is subject to counterparty risk.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.

Repurchase Agreements

        The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Investment Policies

Credit Ratings and Unrated Instruments

        Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to debt obligations by S&P, Moody's and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of instruments. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose debt they analyze and grade. To the extent that the issuer of an instrument pays a rating agency for the analysis of its instrument, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell an instrument when its rating is reduced below its rating at the time of purchase. The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt instrument may change over time. S&P, Moody's and Fitch monitor and evaluate the ratings assigned to instruments on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

        The Fund may purchase unrated instruments (instruments which are not rated by a rating agency) if the Adviser determines that the instruments are of comparable quality to rated instruments that the Fund may purchase. Unrated instruments may be less liquid than comparable rated instruments and involve the risk that the Adviser may not accurately evaluate the instrument's comparative credit rating. Because the Fund invests in high yield and/or unrated instruments, the Fund's success in achieving its investment objectives may depend more heavily on the Adviser's analysis than if the Fund invested exclusively in higher-quality and rated instruments. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

        The Fund is not required to dispose of an instrument in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an instrument, the Adviser may consider such factors as Adviser's assessment of the credit quality of the issuer of such instrument, the price at which such instrument could be sold and the rating, if any, assigned to such instrument by other rating agencies.

Percentage Limitations

        Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund's assets after purchase.

Segregation and Cover Requirements

        Certain portfolio management techniques, such as entering into total return swaps or credit default swaps or securities lending may be considered senior securities under the Investment Company Act unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. When employing these techniques, the Fund may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act; however, it would still be considered effective leverage with regards to the Fund's limit on effective leverage of 25% of Managed Assets. The Fund may cover such transactions using other methods currently or in the future permitted under the Investment Company Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. In cases where the Fund does not cover such transactions, such instruments may be considered senior securities and the Fund's use of such instruments must comply with the restrictions on senior securities under the Investment Company Act. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Portfolio Turnover

        It is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. However, active and frequent trading may arise when the Adviser deems it in the Fund's best interest to redirect its investment focus from one type of fixed income instrument to another. Active and frequent trading may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Limited Term

        The Fund will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.

        The Fund's Agreement and Declaration of Trust provides that the Fund will dissolve on September 15, 2027, except for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. The Fund expects to complete its final distribution on or about September 15, 2027, but the dissolution process could be extended depending on market conditions at that time.

        Pursuant to the Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the Investment Company Act), may extend the life of the Fund. If approved the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times with the approval of a majority of the Board of Trustees and a majority of the outstanding voting securities of the Fund. In determining whether to extend the dissolution date of the Fund, the Board of Trustees may consider the inability to sell the Fund's assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund's remaining assets will appreciate by an amount that is meaningful relative to the cost and expense of continuing the operation of the Fund.

        Principal proceeds distributed in connection with the Fund's dissolution may be distributed on a pro-rata basis among the Fund's Common Shareholders, preferred shareholders, noteholders and lenders, subject to any terms of any borrowing or preferred share and/or notes issuance. Principal proceeds distributed to shareholders may constitute tax-advantaged returns of capital for U.S. federal income tax purposes. See "Tax Matters."

        The Fund's investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the dissolution date, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less then their original investment upon dissolution. See "Certain Provisions in the Agreement and Declaration of Trust" and "Risks—Limited Term Risk."

Duration

        Duration is the weighted average term-to-maturity of an instrument's cash flows. It is a measure of the price sensitivity of a debt instrument or portfolio to interest rate changes. Because of the nature of the Fund's strategy, the Adviser cannot predict what the Fund's average duration may be. At times when the Fund is invested primarily in high yield bonds or similar fixed rate instruments, the Fund's duration will be longer because such instruments typically have long durations. This is because fixed rate instruments do not reset their interest rates and their durations are tied only to the periods when they mature or can be called. At times when the Fund is invested primarily in Senior Secured Loans or similar floating rate instruments, the Fund's duration will be shorter because such instruments typically have short durations. This is because floating rate instruments like Senior Secured Loans typically reset their interest rates on the basis of a lending rate (such as LIBOR) at regular intervals, typically every 90 days.

General Risk Management

        A secondary objective of the Fund is to seek preservation of capital, consistent with its primary goal of high income. The Adviser does not seek return for Common Shareholders through capital appreciation. As a result the Adviser's investments will be based on its view on a particular asset's ability to provide high current income and on the issuer's ability to meet its obligations, not on the potential that the asset's value will appreciate. The Adviser seeks to achieve this objective through a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower or issuer are not considered to be the sole or determinative factor of selection. Credit selection will focus on corporate fixed income instruments which are covered by sufficient earnings and cash flow to service such indebtedness on a timely basis. The Adviser will seek to mitigate the risks associated with below investment grade investments in fixed income instruments by careful selection of Borrowers or issuers across a broad range of industries and of Borrowers or issuers of varying characteristics and return profiles, as well as active management of such investments in light of current economic developments and trends. Additionally, the Adviser has established procedures for the regular and periodic monitoring of credit risk with a goal toward the early identification and sale of potential credit problems. This monitoring process will include, but not be limited to, the Borrower's or issuer's financial resources and operating history, comparison of current operating results with the initial investment thesis and the Adviser's initial expectations for the performance of the obligor for each investment held by the Fund, the Borrower's or issuer's sensitivity to economic conditions, the ability of the Borrower's or issuer's management, the Borrower's or issuer's debt maturities and borrowing requirements, the Borrower's or issuer's interest and asset coverage, and relative value based on anticipated cash flow. The Adviser will develop a "watch list" requiring that any significant concerns which could result in potential for credit loss be elevated to review by the Investment Committee of the Adviser. Finally, the Adviser's personnel are experienced in corporate reorganizations, work-outs and restructurings with the goal of maximizing recovery in the event of bankruptcy or serious financial failings or default of a fixed income security or investment held by the Fund. Moreover, some or all of the fixed income instruments the Fund invests in may be Senior Secured Loans. Because of the attributes of Senior Secured Loans, particularly the fact that they are secured by collateral of the Borrower and have the highest position in a Borrower's capital structure, Senior Secured Loans typically have more favorable recovery rates than other instruments of below investment grade credit quality.

        The Fund may use total return swaps and securities lending to increase its ability to invest, directly or indirectly, in corporate fixed income instruments if the Adviser believes these to be cost-effective means of leverage. In keeping with the Fund's investment objectives, the Adviser would seek to use this low cost leverage to generate high income in fixed income instruments. The Adviser will apply the same procedures described above to fixed income instruments obtained through the use of leverage in order to seek preservation of capital.

        The Fund has the ability to invest in certain derivatives for investment purposes, but does not currently expect such investments to be a material part of the Fund's strategy. Currency or interest rate swaps or futures will only be used for hedging purposes. The Adviser currently expects the derivatives used for investment purposes will consist of sell protection on single name credit default swaps, which generate a stream of income payments to the Fund in exchange for selling protection to the counterparty on the reference obligation, consistent with the Fund's primary investment objective.

 LEVERAGE

        The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders. The Fund currently intends to incur leverage of up to 33 1/3% of its Managed Assets by borrowing under a credit facility. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes assets obtained through the use of effective leverage and traditional leverage. As such, the Adviser may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser and ALPS are borne exclusively by Common Shareholders. The Fund's leveraging strategy may not be successful.

        Although the Fund has no current intention to do so, it may also issue Preferred Shares (but will not issue ARPS), debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio. Additionally, although it has no current intention to do so, the Fund may also incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions. The Fund's use of effective leverage will not exceed 25% of its Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the Investment Company Act, such effective leverage will be considered leverage for the Fund's leverage limits. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

        The leverage would generally have complete priority upon distribution of assets over the Fund's Common Shares. The timing of any leverage and the terms of the leverage would be determined by the Fund's Board of Trustees. The Fund expects to invest the proceeds derived from any leverage in securities consistent with the Fund's investment objectives and policies.

        The rights of lenders to the Fund to receive interest on and repayment of principal of any borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the Investment Company Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intends to repay the borrowings.

        Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

        In a total return swap arrangement, the Fund would receive the interest rate and capital gains returns on specified assets, typically fixed income instruments, and in exchange would make payments to the counterparty of LIBOR plus an agreed upon spread and would also bear the risk of default for any of the assets. The Fund would also post margin collateral with the counterparty to the swap. The underlying assets of the swap will be counted toward the Fund's Managed Assets. Because the Fund receives the return on the assets without having to purchase the assets, this serves as a form of leverage.

        In a securities lending program, the Fund would lend debt securities or other marginable securities to a bank or other financial institution as counterparty, in exchange for cash collateral and fees. The Fund would then reinvest the cash collateral received from the counterparty in accordance with the Fund's investment objectives, resulting in a form of leverage.

        When the Fund sells protection in credit default swaps it would receive a stream of payments from the buyer counterparty in the swap in exchange for the protection the Fund offers to the buyer, in the form of an obligation to pay the buyer the notional amount of the swap upon the occurrence of a credit event (typically defaults or default-related events, as defined in the agreement governing the credit default swap). Because the Fund is receiving returns without directly investing in the underlying security, this results in a form of leverage.

        If Preferred Shares are issued, they would likely pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the interest rate or dividend rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged. In addition, the fees paid to the Adviser and ALPS are borne exclusively by Common Shareholders. The Fund's leveraging strategy may not be successful.

        The Fund's Agreement and Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the Investment Company Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

        Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The use of leverage creates risks and involves special considerations. See "Risks—Leverage Risk."

        The Fund intends to manage certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the Investment Company Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities.

        Section 18(a) of the Investment Company Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of newer securities representing indebtedness (i.e., the liquidation value may not exceed 50% of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's asset coverage is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on any Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of any such Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has any Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of any such Preferred Shares as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and any holders of Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on any Preferred Shares for two years, holders of any such Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

        The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require detrimental dispositions of Fund securities.

Effects of Leverage

        The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks." Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 33 1/3% of the Fund's Managed Assets, net of expenses, and the Fund's currently projected interest expense of 1.05%. The Fund's Common Shares must experience an annual return of 0.35% in order to cover interest payments on a credit facility.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(15.52)%	(8.02)%	(0.52)%	6.98%	14.48%

        Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

 RISKS

        The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid by the Fund and the ability of Common Shareholders to reinvest dividends.

No Operating History.

        The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently manages structured products and acts as an investment adviser for managed accounts and two other closed-end funds. The Fund's Common Shares have no history of public trading.

Market Discount Risk.

        Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. The Fund's Common Shares may trade at a price that is less than the initial offering price.

Investment and Market Risk.

        An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the portfolio of fixed income instruments and other securities and derivative instruments owned by the Fund, and the value of these instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of Common Shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks. See "—Leverage Risk."

Fixed Income Instruments Risk.

        Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. Under normal market conditions, the Adviser expects the Fund's investments in corporate fixed income instruments to consist predominantly of Senior Secured Loans and/or high yield bonds; however the Fund may also invest in debentures, notes, commercial paper, investment grade bonds, loans other than Senior Secured Loans and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. Fixed income instruments are particularly susceptible to following risks:

  Issuer Risk.

        The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

  Interest Rate Risk.

        The market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate fixed income instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed income instruments is generally greater for securities with longer durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. In general, if prevailing interest rates change by 1%, a fixed income instrument's value will change by 1% multiplied by each year of duration. For example, if a fixed income instrument has a duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, such instrument can be expected to rise about 3% if interest rates fall by 1%. See "The Fund's Investments—Investment Policies—Duration." Fluctuations in the market price of the Fund's instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund's NAV.

  Prepayment Risk.

        During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as prepayment or "call" risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

  Reinvestment Risk.

        Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Share price or its overall return.

  Spread Risk.

        Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance. See "The Fund's Investments—Portfolio Composition—Bonds."

Below Investment Grade Instruments Risk.

        The Fund currently intends to invest substantially all of its assets in fixed income instruments that are of below investment grade quality. There is no limit on the amount of below investment grade instruments in which the Fund may invest. Below investment grade instruments are commonly referred to as "junk" or "high yield" instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

        Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments and may have wide spreads between the bid and asked prices. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Common Shares, both in the short-term and the long-term.

        Because of the greater number of investment considerations involved in investing in below investment grade instruments the ability of the Fund to meet its objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. Also, the Fund is a non-diversified investment company and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. See "The Fund's Investments—Portfolio Composition—Below Investment Grade Instruments" and "—Non-Diversification Risk."

Senior Secured Loans Risk.

        As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Senior Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Senior Secured Loans. Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Secured Loans the Fund will invest in are usually rated below investment grade or may also be unrated. Although Senior Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. See "—Below Investment Grade Instruments Risk." Additionally, if a Borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. Senior Secured Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk and below investment grade instruments risk.

        Although the Senior Secured Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal.

        In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured

Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss.

        In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

        Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Secured Loans.

        If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

        If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Secured Loan may be adversely affected.

        The Fund will typically acquire Senior Secured Loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Senior Secured Loan and with regard to any associated collateral.

        The Fund may, but will not typically, invest in a Senior Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation in the loan to a full assignment of the loan under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to seek to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Secured Loan through a participation. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Credit Risk.

        Credit risk is the risk that one or more debt instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions and the Fund's investments will often be subordinate to other debt in the issuer's capital structure. Because the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments.

Leverage Risk.

        The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the Common Shareholders. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. See "Leverage."

        The Fund's use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations compared to a comparable portfolio without leverage including:

  •
  the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares;

  •
  the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

  •
  the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

  •
  when the Fund uses leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund's use of leverage and create an inherent conflict of interest; and

  •
  leverage may increase expenses, which may reduce total return.

        The Fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Limited Term Risk.

        Unless the dissolution date is extended by the Board of Trustees and a majority of shareholders in accordance with the Agreement and Declaration of Trust, the Fund will be dissolved on or about

September 15, 2027. The Fund does not seek to return $20.00 per Common Share upon dissolution. The Fund's limited term may cause it to sell securities when it otherwise would not, which could cause the Fund's returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund's fixed expenses to increase as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The Board of Trustees may in its sole discretion, without the consent or vote of the shareholders, choose to dissolve the Fund prior to the required dissolution date, which would cause the Fund to miss any market appreciation that occurs after the Fund is dissolved. Conversely, if the Board of Trustees and the shareholders extend the dissolution date, market conditions may deteriorate and the Fund may experience losses. See "Certain Provisions in the Agreement and Declaration of Trust."

Derivatives Risk.

        Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may enter into derivatives for investment, hedging or leverage purposes. The Fund's derivative investments have risks, including:

  Counterparty Risk.

        If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

  Leverage Risk.

        The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. See "—Leverage Risk."

  Illiquidity Risk.

        Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the derivative is currently worth. See "—Liquidity Risk."

  Correlation Risk.

        Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

        Derivative instruments are also subject to the risk of the loss of principal. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

        Implementation of the provisions of the Dodd-Frank Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

        The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.

Swap Risk.

        The Fund may invest in credit default swaps and total return swaps. Such transactions are subject to market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. See "—Derivatives Risk." To the extent credit default swaps are used, the Fund will generally sell protection and the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. If, however, the Fund buys protection under a credit default swap, the risk of loss is the contractual obligation to make a stream of payments to the swap counterparty. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Liquidity Risk.

        The Fund may invest up to 20% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., instruments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest, without limit, in restricted securities, which could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

        Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Valuation Risk.

        Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed income instruments to trade. Fixed income instruments generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed income instrument is sold in the market, the amount received by the Fund is less than the value that such fixed income instrument is carried at on the Fund's books.

Lender Liability Risk.

        A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

        In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Other Investment Company Risk.

        The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in may also use leverage, which would cause the Fund's investment in such investment companies to be subject to greater volatility.

Potential Conflicts of Interest Risk.

        The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, GSO, Blackstone and their affiliates in other activities that may conflict with those of the Fund. The Adviser, GSO, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, GSO, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, GSO, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Adviser, GSO, Blackstone and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.

        In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, GSO and its affiliates have implemented certain policies and procedures (e.g., information walls). For example, GSO and its affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are GSO's and its affiliates' advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund's activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by GSO has or has considered making an investment or which is otherwise an advisory client of GSO and its affiliates may restrict or otherwise limit the ability of the Fund to make investments in such companies.

        As part of its regular business, Blackstone provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there may be certain investments that the Adviser will decline or be unable to make. In addition, employees of Blackstone or its affiliates may possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment advisory agreement between the Fund and the Adviser. Those employees of Blackstone or its affiliates will not be obligated to share any such information with the Adviser and may be prohibited by law or contract from doing so.

        The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

        Blackstone and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, Blackstone and its affiliates may serve as advisor to creditor or equity committees. This involvement, for which Blackstone and its affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. For example, in situations in which an issuer of fixed income instruments held by the Fund is a client or a potential client of the restructuring and reorganization advisory practice of Blackstone, the Adviser may dispose of such instruments or take such other actions reasonably necessary to the extent permitted under the Investment Company Act in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization advisory practice. Further, there may also be instances in which the work of Blackstone's and its affiliates' restructuring and reorganization advisory practice prevents the Adviser from purchasing securities on behalf of the Fund. See "Management of the Fund—Potential Conflicts of Interest" in the SAI.

Limitations on Transactions with Affiliates Risk.

        The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund or investment company managed by Blackstone, GSO or any of their respective affiliates. However, the Fund may, under certain circumstances, purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Dependence on Key Personnel Risk.

        The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. The Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.

Inflation/Deflation Risk.

        Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Foreign Instruments Risk.

        The Fund may invest up to 20% of its Managed Assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign corporate or government issuers. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies or in the U.S. government.

        Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in foreign securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

        Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

        The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because foreign securities may trade on days when the Fund's Common Shares are not priced and the NYSE is closed, NAV can change at times when Common Shares cannot be sold. The Fund has no current intention to invest in instruments the Borrowers or issuers of which are from emerging market countries.

Foreign Currency Risk.

        Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

        Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

Stressed and Distressed Instruments Risk.

        As part of its investments in corporate fixed income instruments, the Fund may invest up to 20% of its Managed Assets in corporate fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Credit-Linked Notes Risk.

        The Fund may invest up to 10% of its Managed Assets in credit-linked notes. Holders of credit-linked notes bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

        Credit-linked notes are structured products used to transfer credit risk. The performance of the notes is linked to the performance of an underlying reference entity. The notes are usually issued by an SPV that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

        The Fund may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Fund.

        Certain credit-linked notes may be thinly traded or have a limited trading market. Credit-linked notes are typically privately offered and sold. As a result, investments in credit-linked notes may be characterized by the Fund as illiquid securities. See "The Fund's Investments—Other Investment Techniques—Credit-Linked Notes."

Repurchase Agreements Risk.

        Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk.

        The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities, resulting in a form of borrowing. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Segregation and Coverage Risk.

        Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the Investment Company Act unless steps are taken to segregate the Fund's assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where the Fund does not cover such leveraged transactions, such instruments may be considered senior securities and the Fund's use of such leveraged transactions will be required to comply with the restrictions on senior securities under the Investment Company Act. The Fund may be unable to use segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund's assets are segregated or committed as cover, it could limit the Fund's investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Income Risk.

        The income the Common Shareholders receive from the Fund is based primarily on the interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates to the Common Shareholders could drop as well. The

Fund's income also would likely be affected adversely when prevailing short-term interest rates increase, and this will be magnified when the Fund is utilizing leverage.

Investments in Equity Securities or Warrants Incidental to Investments in Fixed Income Instruments.

        From time to time the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of an issuer when it would otherwise be advantageous to do so.

U.S. Government Debt Securities Risk.

        U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, Fannie Mae and Freddie Mac. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

Commodity Pool Risk.

        The Fund's use of derivatives that are subject to regulation by the CFTC and NFA could cause the Fund to be deemed a commodity pool or the Adviser to be a commodity pool operator, which would require the Fund and the Adviser to comply with certain rules that could result in additional costs to the Fund. Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate cash or liquid securities in connection with futures transactions.

        The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC. The Fund currently is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Fund intends to be operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC under current law. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Fund to continue to claim this exclusion. The

Fund would be limited in its ability to use futures or options on futures or engage in swap transactions if it continued to claim the exclusion. If the Fund did not continue to claim the exclusion, the Fund believes that the Fund and the Adviser would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC's registration and regulatory requirements. The impact of the rule changes on the operations of the Fund and the Adviser is not fully known at this time. The Fund and the Adviser are continuing to analyze the effect of these rule changes on the Fund.

Recent Developments.

        The U.S. credit markets have in the recent past experienced extreme volatility and market disruption. Although the U.S. market is not currently experiencing disruption, extreme volatility or market disruption may occur in the future. In addition, the European credit markets have in the recent past experienced extreme volatility and may experience such volatility in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

        For example, certain issuers may, due to macroeconomic conditions, be unable to repay the obligations under their fixed income securities during this period. An issuer's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the security and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer's ability to meet its obligations under its debt securities. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The recent market instability could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund's assets.

        In addition, on August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to "AA+" from "AAA." The downgrade by S&P could increase volatility in both stock and bond markets, result in higher interest rates and higher U.S. Treasury yields and increase the costs of all kinds of debt. These events could have significant adverse effects on the economy generally.

        These developments may increase the volatility of the value of fixed income instruments and other investments owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell them on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to Common Shareholders. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's Common Shares.

Market Disruption and Geopolitical Risk.

        The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and loan and securities markets.

Portfolio Turnover Risk.

        The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. If the Adviser determines that it is in the Fund's best interests to shift the focus of its investments from one type of fixed income security to another, the Fund's portfolio turnover rate during such a shift may be very high. High portfolio turnover results in greater transactional expense for the Fund and may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. See "The Fund's Investments—Investment Policies—Portfolio Turnover" and "Tax Matters."

Government Intervention in the Financial Markets.

        The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, the European Central Bank and other foreign government and supranational finance authorities have taken unprecedented actions to regulate or manipulate international financial markets. These governments, agencies and/or organizations may take additional actions that affect the regulation of the securities or derivatives in which the Fund invests, or the issuers of such securities or derivatives, in ways that are unforeseeable. Issuers of fixed income instruments held by the Fund may seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

Non-Diversification Risk.

        The Fund is classified as "non-diversified" under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See "The Fund's Investments" and "Tax Matters."

Anti-Takeover Provisions.

        The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See "Certain Provisions in the Agreement and Declaration of Trust."

 MANAGEMENT OF THE FUND

Trustees and Officers

        The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, oversight of our financing arrangements and corporate governance activities. The Board of Trustees currently has an audit committee, a nominating committee and a valuation committee and may establish additional committees from time to time as necessary. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees.

        There currently are five trustees of the Fund. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

        GSO / Blackstone Debt Funds Management LLC acts as the Fund's investment adviser. The Adviser is located at 345 Park Avenue, 31st Floor, New York, NY 10154. The Adviser, a wholly-owned subsidiary of GSO, is a registered investment adviser and will be responsible for compliance oversight services to the Fund. The Adviser currently serves as the investment adviser of two other closed-end investment companies and has total investment company assets under management of approximately $0.7 billion as of June 30, 2012. GSO is the credit platform of Blackstone.

        GSO is among the largest credit-oriented asset managers in the world. GSO manages approximately $50.5 billion of assets as of June 30, 2012 across multiple strategies within the leveraged finance marketplace, including high yield bonds, Senior Secured Loans, distressed debt and mezzanine debt. GSO was founded on July 1, 2005 by Bennett Goodman, Tripp Smith and Doug Ostrover (the "Founders"), who have worked together for over 15 years. Prior to founding GSO, Messrs. Goodman, Smith and Ostrover built and ran the leveraged finance businesses at Donaldson, Lufkin & Jenrette ("DLJ") and at Credit Suisse First Boston ("Credit Suisse", now called Credit Suisse Securities (USA) LLC) following its acquisition of DLJ in 2000. Under their direction, DLJ and Credit Suisse held the leading market share in underwriting high yield securities for more than ten consecutive years. The Founders were also responsible for managing the activities of Credit Suisse's Alternative Capital Division, with over $30 billion in private equity, mezzanine, real estate and hedge fund assets. In March 2008, Blackstone acquired a controlling interest in GSO. In connection with the acquisition by Blackstone, all credit-oriented asset management businesses at Blackstone were integrated onto the GSO platform. The GSO funds are presently managed on a day-to-day basis separately from the rest of Blackstone.

        GSO, through its affiliates, employs approximately 220 people in New York, London and Houston. GSO believes that the depth and breadth of its team provides it with a significant competitive advantage in sourcing product on a global basis, structuring transactions and actively managing portfolio investments.

        Blackstone is a leading global alternative asset manager and provider of financial advisory services with its headquarters in New York and offices in Atlanta, Beijing, Boston, Chicago, Dallas, Dubai, Düsseldorf, Hong Kong, Houston, Istanbul, London, Los Angeles, Menlo Park, Mumbai, Paris, San Francisco, Santa Monica, Seoul, Shanghai, Singapore, Sydney and Tokyo. Blackstone's alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, and closed-end mutual funds. Through its different investment businesses, as of June 30, 2012, Blackstone has total assets under management of approximately

$190.3 billion. Blackstone also provides various financial advisory services, including financial and strategic advisory restructuring and reorganization advisory and fund placement services.

Competitive Advantages

        The Adviser believes that it offers the following competitive advantages:

        Global platform with seasoned investment professionals.    The Adviser's senior management team believes that the breadth and depth of its experience, together with the wider resources of GSO and Blackstone and their relationships with the investment community, provide the Adviser with a significant competitive advantage in sourcing and analyzing attractive investment opportunities worldwide. The Adviser's investment professionals have extensive experience in leveraged finance (including high yield instruments). Individual members of the Adviser's investment team also have experience in derivatives strategies.

        Disciplined, income-oriented investment philosophy.    The Adviser will employ a defensive investment approach focused on long-term credit performance and capital appreciation. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital preservation.

        Expertise across all levels of the corporate capital structure.    The Adviser believes that its broad expertise and experience at all levels of a company's capital structure will afford it numerous tools to manage risk while preserving the opportunity for attractive returns on the Fund's investments. The Adviser will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Investment Team

        Set forth below is information regarding the team of professionals at the Adviser primarily responsible for overseeing the day-to-day operations of the Fund. The Adviser utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. Under this team approach, management of the Fund's portfolio will reflect a consensus of interdisciplinary views.

        Daniel H. Smith, Jr. is a Senior Managing Director of The Blackstone Group and with James Didden and Matt Quigley oversees GSO's Customized Credit Strategies unit, which includes various commingled credit funds, permanent capital vehicles, collateralized loan obligations (CLOs), closed end funds and leveraged and unleveraged separately managed accounts (SMAs). Additional responsibilities include serving as Chairman and Chief Executive Officer of the closed-end investment companies managed by the unit.

        Prior to joining GSO Capital in 2005, Mr. Smith was Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit at Royal Bank of Canada in New York. Mr. Smith joined RBC in 2001 from Indosuez Capital, a division of Crédit Agricole Indosuez, where he was a Co-Head and Managing Director overseeing the firm's debt investments business and merchant banking activities. Prior to Indosuez Capital, Mr. Smith was a Principal at Frye-Louis Capital Management in Chicago. He began his career in investment management in 1987 at Van Kampen American Capital (f/k/a Van Kampen Merritt), a mutual fund company in Chicago where he held a variety of positions including co-head of the firm's high-yield investment group and head of the firm's equity fund complex.

        Mr. Smith received a BS in Petroleum Engineering from the University of Southern California and a Masters in Management from the J.L. Kellogg Graduate School of Management at Northwestern University.

        Lee M. Shaiman is a Managing Director with GSO Capital Partners in the Debt Funds Group. Mr. Shaiman is the Fund's senior portfolio manager and a senior portfolio manager of GSOs listed funds and retail strategies.

        Since joining GSO Capital in 2005, Mr. Shaiman has been involved with the management of portfolios of senior secured bank loans and mezzanine debt securities which are held by Collateralized Debt Obligation (CDOs) and Collateralized Loan Obligation (CLOs) vehicles, and separately managed investment accounts.

        Before joining GSO Capital, Mr. Shaiman worked as a Managing Director in the Debt Funds Group at the Royal Bank of Canada, and the IndoSuez Capital Division of Credit Agricole, where he was involved in the management of various structured investment vehicles. Prior to that Mr. Shaiman was a Managing Director at UBS Warburg, where he was global head of high yield capital markets, assisting corporate finance clients of the firm.

        Mr. Shaiman received a BA in Economics from Rutgers College with honors, where he graduated Phi Beta Kappa. Mr. Shaiman received an MS in Accounting and Taxation from the Wharton School of the University of Pennsylvania. He is a Certified Public Accountant, admitted to practice in New Jersey. He is a member of the Board of the Loan Syndication and Trading Association and a Director of the Investment Board of the Jewish Federation Foundation of Northern New Jersey.

        Robert Zable is a Managing Director with GSO Capital Partners. He is a senior portfolio manager focused on GSO's high yield separately managed accounts, investment companies and CLOs.

        Before joining GSO Capital, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

        Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

        Additional information about the portfolio managers' compensation, other accounts managed by them and other information is provided in the SAI.

Investment Advisory Agreement

        The Adviser provides services to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser. Under the investment advisory agreement, subject to the supervision and direction of the Fund's Board of Trustees, the Adviser will, among other duties, manage the Fund's portfolio in accordance with the Fund's investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

        The Fund's investment advisory agreement will continue in effect, unless otherwise terminated, until September     , 2014, and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and (b) in either event, by a majority of the Board of Trustees of the Fund who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act (the "independent trustees") with such independent trustees casting votes in person at a meeting called for such purpose. The Fund's investment advisory agreement provides that the Adviser may render services to others. The Fund's investment advisory agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of a majority of the outstanding securities entitled to vote (as defined in the Investment Company Act) or by a vote of a majority of the Board of Trustees, or by the Adviser on not less than 60 days' written notice, and will automatically terminate in the event of its assignment. The Fund's investment advisory agreement provides that neither the Adviser nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

        The Fund has agreed to pay the Adviser a management fee at an annual rate equal to 1.00% of the average daily value of the Fund's Managed Assets. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets obtained through effective leverage and traditional leverage.

        A discussion regarding the basis for the initial approval of the investment advisory agreement by the Board of Trustees will be available in the Fund's first report to shareholders. The basis for subsequent continuations of the Fund's investment advisory agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

        In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Administrator

        ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS maintains the Fund's general ledger and is responsible for calculating the net asset value of the Common Shares, and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.15% of the average daily value of the Fund's Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. During periods when the Fund is using leverage, the fees paid to ALPS will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets obtained through effective leverage and traditional leverage.

Control Persons

        A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this prospectus. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

 NET ASSET VALUE

        The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund's Managed Assets. Net asset value per Common Share will be determined daily by ALPS on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates net asset value per Common Share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Fund.

        The Fund values its investments, including those in fixed income instruments, primarily by using the mid-price of market quotations from a nationally recognized pricing service. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available, including any fixed income instruments that are illiquid, are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund's Board of Trustees. Determining the valuation of Fair Valued Assets is the responsibility of the Fund's Board of Trustees. The Adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee of the Board of Trustees. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to the Board of Trustees.

        Foreign securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Derivatives for which quotes may not be available are valued at fair value.

        When determining the price for a Fair Valued Asset, the Fund shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Adviser and the valuation committee of the Board of Trustees deem relevant.

 DISTRIBUTIONS

        Commencing with the Fund's initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to Common Shareholders. We expect to declare the initial monthly distribution on the Fund's Common Shares within 45 to 60 days after completion of this offering and to pay that initial monthly distribution approximately 60 to 90 days after completion of this offering. The Fund will pay Common Shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

        Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and Managed Assets and, correspondingly, distributions from undistributed income will reduce the Fund's net asset value and Managed Assets.

        The U.S. federal income tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. In light of the Fund's investment policies, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund's distributions made in a calendar or fiscal year cannot be finally determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund's net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares. When you sell your Common Shares, the amount, if any, by which your sales price exceeds your basis in the Common Shares is gain subject to tax. Because a return of capital reduces your basis in the Common Shares, it will increase the amount of your gain or decrease the amount of your loss when you sell such shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder's basis in such shareholder's shares, the excess will be treated as gain from a sale or exchange of the Common Shares. See "Tax Matters."

        Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

 DIVIDEND REINVESTMENT PLAN

        Pursuant to the DRIP, Common Shareholders whose shares are registered in their own name may "opt-in" to the plan and elect to reinvest all or a portion of their distributions in our Common Shares by providing the required enrollment notice to Computershare Shareowner Services LLC, the DRIP administrator. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Common Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to Common Shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board of Trustees declares a distribution.

        When we declare a distribution, Common Shareholders who are participants in the DRIP receive the equivalent of the amount of the distribution in our Common Shares. If you participate in the DRIP, the number of Common Shares of the Fund you will receive will be determined as follows:

          (1)   If the market price of the Common Shares plus any brokerage commissions on the payable date (or, if the payable date is not a NYSE trading day, the immediately preceding trading day) for determining Common Shareholders eligible to receive the relevant distribution (the "determination date") is equal to or exceeds 98% of the net asset value per Common Share, the Fund will issue new Common Shares at a price equal to the greater of:

            (a)   98% of the net asset value per Common Share at the close of trading on the NYSE on the determination date; or

            (b)   95% of the market price per Common Share on the determination date.

          (2)   If 98% of the net asset value per common share exceeds the market price of the Common Shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the NYSE on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing Common Shares in the open market and the Fund will issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

        The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by Common Shareholders for personal and tax records. Common Shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each Common Shareholder's proxy includes shares purchased pursuant to the DRIP.

        There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to Common Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator's open market purchases in connection with the reinvestment of such distributions. Common Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such Common Shareholder will be automatically reinvested in additional Common Shares, the average cost of such Common Shareholder's Common Shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund's net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

        The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See "Tax Matters."

        You may obtain additional information about the DRIP by writing us at our principal office, which is located at 345 Park Avenue, 31st Floor, New York, NY 10154 or by contacting the DRIP administrator at the following address: 480 Washington Blvd., Jersey City, New Jersey 07310.

 DESCRIPTION OF SHARES

Common Shares

        The Fund is a statutory trust organized under the laws of Delaware pursuant to the Agreement and Declaration of Trust dated as of March 28, 2012. The Fund is authorized to issue an unlimited number of Common Shares. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The Fund's Board of Trustees does not intend to grant Common Shareholders any right to receive any distributions from the Fund unless all accrued interest, fees and dividends, if any, with respect to the Fund's leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See "—Preferred Shares" below. All Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, when available, to all Common Shareholders.

        The Fund has no present intention of offering any additional shares other than the Common Shares it may issue under the Fund's DRIP. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding voting securities.

        It is anticipated that the Fund's Common Shares will be approved for listing on the NYSE, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "BGB."

        The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise. The Fund's net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the organizational costs and offering expenses paid by the Fund. See "Summary of Fund Expenses."

        Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder decides to buy additional Common Shares or sell shares already held, the Common Shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest in fixed income instruments have traded during some periods at prices higher than net asset value and have traded during other periods at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase.

Preferred Shares

        The Fund's Agreement and Declaration of Trust provides that the Board of Trustees of the Fund may authorize and issue Preferred Shares, with rights as determined by the Board of Trustees, without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

        While the Fund does not anticipate doing so, it may issue Preferred Shares in an aggregate amount of up to 40% of its Managed Assets. The use of leverage can create risks. The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's total assets, less liabilities and indebtedness of the Fund. We cannot assure you, however, that Preferred Shares will not be issued. The terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.

        In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

        The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by Common Shareholders and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by the Investment Company Act, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with Common Shareholders as a single class.

        The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

        The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of such Preferred Shares by the Fund will increase that leverage.

        The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders may authorize an offering of Preferred Shares, and may fix the terms of the Preferred Shares to be offered.

 CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

        The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. At the first annual meeting the trustees will be elected and divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

        The Agreement and Declaration of Trust grants special approval rights with respect to certain matters to members of the Board of Trustees who qualify as "Continuing Trustees," which term means trustees who either (i) have been members of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) were nominated to serve as members of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

        The Agreement and Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common Shares and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers by the Fund of the Fund's shares (except as may be pursuant to a public offering, the Fund's dividend reinvestment plan or upon exercise of any stock subscription rights), certain sales, transfers or other dispositions of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Agreement and Declaration of Trust, but may be required in certain cases under the Investment Company Act). The Agreement and Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Agreement and Declaration of Trust provides that the Fund may dissolve prior to the dissolution date of September 15, 2027 upon the vote of a majority of the trustees. See "Risks—Anti-Takeover Provisions."

        The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the Investment Company Act.

        The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Agreement and Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust which is on file with the SEC.

        The Agreement and Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

        For the purposes of calculating "a majority of the outstanding voting securities" under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

        Absent shareholder approval to extend the term of the Fund the Agreement and Declaration of Trust requires the dissolution of the Fund on September 15, 2027, although it permits the Board of Trustees of the Fund to dissolve the Fund prior to this date in its sole discretion. To dissolve the Fund prior to September 15, 2027, the Agreement and Declaration of Trust requires the approval of a majority of the Board of Trustees. The Fund's dissolution date can be extended upon an amendment to the Agreement and Declaration of Trust approved by a majority of the trustees and a majority of the outstanding voting securities of the Fund.

        The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Agreement and Declaration of Trust, which is on file with the SEC.

 CLOSED-END FUND STRUCTURE

        The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a "closed-end fund"). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if Common Shareholders wish to sell Common Shares of a closed-end fund they must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the mutual fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage.

        Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Common Shares trading at a price equal or close to net asset value per share.

 REPURCHASE OF COMMON SHARES

        The Fund is a closed-end management investment company and, as a result, its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund may purchase at market prices from time to time its Common Shares in the open market but is under no obligation to do so. Because Common Shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that Common Share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, if at any time the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees must comply with the Exchange Act, the Investment Company Act and the rules and regulations of the NYSE.

        There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, shareholders should be aware that the acquisition of Common Shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares if any outstanding and to any amounts borrowed.

 TAX MATTERS

        The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Common Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

        The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

        A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

        Distributions to shareholders by the Fund of ordinary income (including "market discount" realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of "qualified dividend income," generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as "capital gain dividends" will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Common Shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares of the Fund. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders before January 1, 2013.

        Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, such shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares. The additional Common Shares received by a shareholder pursuant to the DRIP will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder's account.

        Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

        In general, the sale or other disposition of Common Shares (including upon dissolution of the Fund) will result in capital gain or loss to shareholders. A holder's gain or loss generally will be a long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under "Tax Matters—Distributions" in the SAI) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

        The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

        If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the

Fund will withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Under current law, this withholding tax will apply even to the extent that the dividends paid are out of "portfolio interest" income or short-term capital gains that would not have been subject to such withholding tax had they been received directly by the non-U.S. shareholder. For dividends paid by regulated investment companies in taxable years beginning before January 1, 2012, such "interest-related dividends" and "short-term capital gain dividends" that satisfied certain requirements were exempt from the withholding tax. There can be no assurance as to whether or not this exemption will be extended to taxable years beginning after December 31, 2011. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

        If a shareholder does not provide the Fund with its correct taxpayer identification number and any required certifications, such shareholder may be subject to backup withholding on its taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. shareholders.

        Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013 and the proceeds of a sale of our Common Shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

        The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

 UNDERWRITERS

        Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC are acting as representatives (collectively, the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Securities LLC
Wells Fargo Securities, LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Chardan Capital Markets, LLC
Deutsche Bank Securities Inc.
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Maxim Group LLC
Newbridge Securities Corporation
Southwest Securities, Inc.
Wedbush Securities Inc.
Wunderlich Securities, Inc.

Total

        The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

        The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $        per Common Share under the initial offering price. The underwriting discounts and commissions (sales load) of $0.90 per Common Share are equal to 4.50% of the initial offering price. Investors must pay for any Common Shares purchased on or before                , 2012.

        The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of                        Common Shares at the initial offering price per share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table. If the Underwriters' over-allotment option is exercised in full, the total public offering price would be $                , the total Underwriters' discounts and commissions (sales load) would be $        , the total estimated offering expenses borne by the Fund would be $        , and the total proceeds, after expenses, to the Fund would be $            .

        The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Over- allotment	With Over- allotment	Without Over- allotment	With Over- allotment
Public offering price	$20.00	$20.00	$	$
Sales load	$0.90	$0.90	$	$
Estimated offering expenses	$0.04	$0.04	$	$
Proceeds, after expenses, to the Fund	$19.06	$19.06	$	$

        The fees to certain Underwriters described below under "—Additional Compensation to Be Paid by the Adviser" are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above. However, "Estimated offering expenses" in the table above include the payment of a distribution assistance fee by the Fund to ALPS Distributors.

        Offering expenses paid by the Fund (other than sales load) will not exceed $0.04 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load) are estimated to be $            in total, $            of which will be borne by the Fund (or $            if the Underwriters exercise their over-allotment option in full).

        The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

        In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners. The minimum investment requirement is 100 Common Shares ($2,000).

        It is anticipated that the Fund's Common Shares will be approved for listing on the NYSE, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "BGB."

        The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, or (3) file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Fund issues an earnings release or material news or a material event relating to the Fund occurs or (y) prior to the expiration of such 180-day period, the

Fund announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Fund's DRIP or any Preferred Share issuance.

        In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent, limit or slow a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

        Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

        The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

        In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

        The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

        Prior to the public offering of the Common Shares, the Adviser purchased Common Shares from the Fund in an amount greater than $100,000, satisfying the net worth requirements of Section 14(a) of the Investment Company Act.

        No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares, in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

        The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of UBS Securities LLC is 1285 Avenue of the Americas, New York, New York 10019. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152.

Additional Compensation to be Paid by the Adviser

        The Adviser (and not the Fund) has agreed to pay certain Underwriters compensation in addition to the sales load compensation that the Underwriters will receive from the Fund. The Adviser (and not the Fund) has agreed to pay Morgan Stanley & Co. LLC from its own assets, upfront structuring and syndication fees in the amount of $            for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) diversification, proportion and concentration approaches for the Fund's investments in light of current market conditions, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies, (iv) the overall marketing and positioning thesis for the offering of the Common Shares, (v) securing participants in the Fund's initial public offering, (vi) preparation of marketing and diligence materials for Underwriters, (vii) conveying information and market updates to the Underwriters, and (viii) coordinating syndicate orders in this offering. The upfront structuring and syndication fees paid to Morgan Stanley & Co. LLC will not exceed         % of the total public offering price of the Common Shares. These services provided by Morgan Stanley & Co. LLC to the Adviser are unrelated to the Adviser's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

        The Adviser (and not the Fund) has agreed to pay each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC from its own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $            , $            , $            and $            , respectively. The upfront structuring fee paid to each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC will not exceed        %,        %,         % and        %, respectively, of the total public offering price of the Common Shares. These services provided by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC to the Adviser are unrelated to the Adviser's function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

        The amount of these structuring and syndication fees are calculated based on the total respective sales of Common Shares by these Underwriters, including those Common Shares included in the Underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

        The Adviser (and not the Fund) may also pay certain other qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering.

        ALPS Distributors will provide services associated with the initial promotion and distribution of the Common Shares, including without limitation, national road show promotion by ALPS Distributors' sales team, assistance in writing and developing sales and marketing materials, design and coordination of production and printing of marketing materials, execution of a top-down marketing campaign at wire houses, and road show and syndicate coordination. The Fund has agreed to pay a distribution assistance fee of $0.02 per Common Share (or $            , assuming no exercise of the Underwriters' over-allotment option) to ALPS Distributors for these services. This fee will not exceed        % of the total public offering price of the Common Shares.

        The Adviser has also agreed to reimburse Blackstone Advisory Partners L.P. ("Blackstone Advisory") (a broker-dealer affiliate of the Adviser) for costs incurred by Blackstone Advisory in the marketing of the Common Shares in an amount which will not exceed $        . This compensation, in the aggregate, will not exceed        % of the total public offering price of the Common Shares.

        Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of the total public offering price of the Common Shares. The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $30,000 in the aggregate, which amount will not exceed         % of the total public offering price of the Common Shares. The sum total of all compensation to the Underwriters, Blackstone Advisory and ALPS Distributors in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication fee, structuring fee and distribution assistance fee payments to the Underwriters, Blackstone Advisory and ALPS Distributors, will not exceed 9.0% of the total public offering price of the Common Shares.

 CUSTODIAN AND TRANSFER AGENT

        The custodian of the assets of the Fund will be The Bank of New York Mellon located at One Wall Street, New York, New York 10286. Computershare Shareowner Services LLC located at 480 Washington Blvd., Jersey City, New Jersey 07310, will serve as the Fund's transfer agent and dividend paying agent with respect to the Common Shares.

LEGAL OPINIONS

        Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Weil, Gotshal & Manges LLP advised the Underwriters in connection with the offering of the Common Shares. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

 TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives	1
Investment Restrictions	1
Investment Policies and Techniques	3
Management of the Fund	18
Portfolio Transactions and Brokerage	33
Description of Shares	35
Repurchase of Common Shares	36
Tax Matters	38
Control Persons and Principal Holders of Securities	44
Independent Registered Public Accounting Firm	44
Custodian and Transfer Agent	44
Additional Information	44
Report of Independent Registered Public Accounting Firm	45
Financial Statements	46
APPENDIX A Proxy Voting Policies and Procedures	A-1

 APPENDIX A
DESCRIPTION OF S&P, MOODY'S AND FITCH RATINGS(1)

        Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

        A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

        Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long Term Issue Credit Ratings

        Issue credit ratings are based, in varying degrees, on the following considerations:

  •
  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •
  Nature of and provisions of the obligation;

  •
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

"AAA"	An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

(1)
The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

"AA"	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A"
An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
"BBB"
An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB," "B," "CCC," "CC," and "C"
Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB"
An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B"
An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
"CCC"
An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
"CC"	An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C"	A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
"D"
An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
PLUS (+) OR MINUS (-)	The ratings from 'AA to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
"N.R."
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
"A-1"
A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
"A-2"
A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"	A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"B"
A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B-1"
A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-2"
A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-3"
A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"C"
A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
"D"
A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)
"i"
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The T subscript indicates that the rating addresses the interest portion of the obligation only. The T subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
"L"	Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.
"P"
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the T subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
"pi"
Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.
"pr"
The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
"preliminary"	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor's reserves the right not to issue a final rating.

"t"
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Unsolicited	Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.
Inactive Qualifiers (No longer applied or outstanding)
"*"
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
"c"
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.
"q"	A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

"r"	The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

        Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG TERM OBLIGATION RATINGS

        Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

"Aaa"	Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.
"Aa"	Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.
"A"	Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.
"Baa"	Obligations rated "Baa" are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
"Ba"	Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.
"B"	Obligations rated "B" are considered speculative and are subject to high credit risk.
"Caa"	Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.
"Ca"	Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
"C"	Obligations rated "C" are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

        Note:    Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

 MEDIUM TERM NOTE RATINGS

        Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

  •
  Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

  •
  Notes allowing for negative coupons, or negative principal;

  •
  Notes containing any provision that could obligate the investor to make any additional payments;

  •
  Notes containing provisions that subordinate the claim.

        For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

        For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

        Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short Term Rating Definitions:

        Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

        Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
"P-2"	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
"P-3"	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
"NP"	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

        Note:    Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

        Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

        The Primary Credit Rating Scales (those featuring the symbols AAA'-'D' and 'Fi'-'D') are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

        Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

        In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

"AAA"	Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
"AA"	Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
"A"	High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
"BBB"	Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
"BB"	Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
"B"	Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
"CCC"	Substantial credit risk. Default is a real possibility.
"CC"	Very high levels of credit risk. Default of some kind appears probable.
"C"	Exceptionally high levels of credit risk. Default is imminent or inevitable.

"RD"	Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a coercive debt exchange on one or more material financial obligations.
"D"	Default. "D" ratings indicate a default. Default generally is defined as one of the following:
• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
• the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

        Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

        "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

        In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

        Note:    The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA Long-Term IDR category, or to Long-Term IDR categories below

Limitations of the Issuer Credit Rating Scale:

        Specific limitations relevant to the issuer credit rating scale include:

  •
  The ratings do not predict a specific percentage of default likelihood over any given time period.

  •
  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

  •
  The ratings do not opine on the liquidity of the issuer's securities or stock.

  •
  The ratings do not opine on the possible loss severity on an obligation should an issuer default.

  •
  The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

  •
  The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

Short-Term Ratings—Short-Term Ratings Assigned to
Obligations in Corporate, Public and Structured Finance

        A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

"F1"	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
"F2"	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
"F3"	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
"B"	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
"C"	High short-term default risk. Default is a real possibility.
"RD"	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
"D"	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

        Specific limitations relevant to the Short-Term Ratings scale include:

  •
  The ratings do not predict a specific percentage of default likelihood over any given time period.

  •
  The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

  •
  The ratings do not opine on the liquidity of the issuer's securities or stock.

  •
  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

  •
  The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

                Shares

Blackstone / GSO Strategic Credit Fund
Common Shares
$20.00 per Share

PROSPECTUS
            , 2012

Morgan Stanley
Citigroup
BofA Merrill Lynch
UBS Investment Bank
Wells Fargo Securities
Barclays
RBC Capital Markets
BB&T Capital Markets
Chardan Capital Markets, LLC
Deutsche Bank Securities
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott
Maxim Group LLC
Newbridge Securities Corporation
Southwest Securities, Inc.
Wedbush Securities Inc.
Wunderlich Securities

        Until                            (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated August 24, 2012

BLACKSTONE / GSO STRATEGIC CREDIT FUND

STATEMENT OF ADDITIONAL INFORMATION

        Blackstone / GSO Strategic Credit Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's prospectus prior to purchasing such shares. A copy of the prospectus dated          , 2012 may be obtained without charge by calling (800) 831-5776. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated                    , 2012.

Table of Contents

Investment Objectives	1
Investment Restrictions	1
Investment Policies and Techniques	3
Management of the Fund	18
Portfolio Transactions and Brokerage	33
Description of Shares	35
Repurchase of Common Shares	36
Tax Matters	38
Control Persons and Principal Holders of Securities	44
Independent Registered Public Accounting Firm	44
Custodian and Transfer Agent	44
Additional Information	44
Report of Independent Registered Public Accounting Firm	45
Financial Statements	46
APPENDIX A Proxy Voting Policies and Procedures	A-1

 INVESTMENT OBJECTIVES

        The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

        Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any, voting as a separate class:

          (1)   invest 25% or more of the value of its total assets in any one industry or group of related industries based on the SEC's Standard Industrial Classification, provided that securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. Government securities") and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry;

          (2)   issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (3)   make loans to other persons, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the Securities and Exchange Commission (the "SEC"), the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, the SEC staff or other authority;

          (4)   underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;

          (5)   purchase or sell real estate, except that the Fund may invest in securities or other interests of companies that deal in real estate or are engaged in the real estate business and instruments secured by real estate or interests therein, and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets; or

          (6)   purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

        For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Fund's performance would be largely dependent on that industry's performance. The Fund considers the issuer of a Senior Secured Loan purchased by assignment to be the Borrower and the issuer of a Senior Secured Loan purchased by participation to be both the Borrower and the party selling the participation.

        With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (2) above, "senior securities" are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

1

        The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the Investment Company Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, total return swaps or securities lending may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement (described below) otherwise applicable to borrowings by the Fund.

        Under the Investment Company Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

        Section 18(a) of the Investment Company Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets less all liabilities and indebtedness of the Fund other than senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of the liquidation value of its outstanding Preferred Shares plus its outstanding liabilities and indebtedness. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In selecting the Preferred Shares to be redeemed, in the event that less than all the outstanding shares of a series of Preferred Shares are to be redeemed and there is more than one holder of such Preferred Shares, the shares of that series of Preferred Shares to be redeemed shall be selected by lot or such other method as the Fund shall deem fair and equitable. The Trustees of the Fund represent the interests of both the holders of the Fund's Common Shares and holders of the Fund's Preferred Shares, if any, and this dual representation may result in conflicts.

        The Investment Company Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowings, "asset coverage" means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the Investment Company Act.

        With respect to the limitation regarding making loans to other persons set forth in subparagraph (3) above, the Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

        With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (4) above, a technical provision of the Securities Act of 1933, as amended (the "Securities Act") deems certain persons to be "underwriters" if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act

2

provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (4) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

        When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Except for the fundamental policies disclosed above, all other policies of the Fund disclosed herein and in the Fund's prospectus are non-fundamental policies which may be changed by the Board of Trustees of the Fund without shareholder approval.

Non-Fundamental Restrictions

        The Fund's (1) investment objectives and (2) policy to invest, under normal market conditions, at least 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics, are not fundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares, if any. The Fund will provide shareholders with at least 60 days' written notice prior to changing either of the non-fundamental policies above.

        In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested (i) in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled (by owning 20% or more of their voting power) by the Fund and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the "Code")) and (b) with regard to at least 50% of the value of the Fund's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Fund's Board of Trustees only to the extent appropriate in light of changes to applicable tax requirements.

        The percentage limitations applicable to the Fund's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, with respect to the Fund's use of leverage, the Fund may be required to reduce its leverage in order to maintain the asset coverage requirements of the Investment Company Act.

INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Fund's investment policies and techniques in the prospectus.

Portfolio Contents

Fixed Income Instruments

        The Fund's investments in fixed income instruments may include bonds, loans, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred stock, money market instruments, and derivatives related to or referencing these types of securities and instruments. The

3

Fund may invest in fixed income instruments of companies or governments. The Adviser expects most of the fixed income instruments the Fund will invest in will be Senior Secured Loans and/or high yield corporate bonds. Corporate bonds and similar fixed income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. A trustee typically administers and enforces the fixed income instrument on behalf of the other bond investors. In addition, in secured fixed income instrument offerings, the trustee or another agent holds any collateral on behalf of the bond investors. The Fund may purchase assignments of fixed income instruments either directly from the underwriter or from a bond investor.

        An issuer of fixed income instruments must typically comply with the terms contained in an indenture or note purchase agreement between the issuer and the holders of the instruments. These bond agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer. A trustee typically administers the terms of such agreement on behalf of all holders of the instrument.

        Corporate bonds and similar fixed income securities are generally subordinate to any existing securities in the issuer's capital structure and generally have a lower priority in payment than any outstanding or future loans of the issuer.

Senior Secured Loans

        Senior Secured Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Secured Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily London Inter-Bank Offered Rate ("LIBOR") and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. LIBOR fluctuates and when LIBOR is at lower levels, total yield on a Senior Secured Loan will usually be lower, and when LIBOR is at higher levels, total yield on a Senior Secured Loan will usually be higher. However, many of the Senior Secured Loans that the Fund will invest in will have LIBOR floors, whereby the Borrower contractually agrees that the amount used for LIBOR in calculating the yield on the Senior Secured Loan will not be less than an agreed upon amount.

        Senior Secured Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 0.30% and the Borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. Additionally, many Senior Secured Loans also have a minimum base rate, or floor, which will be used if the actual base rate is below this minimum base rate. This measure is designed to ensure lenders receive a minimum interest rate in periods of low interest rates. By illustration, if LIBOR were 0.30% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 2.80%. However, if the same Senior Secured Loan had a LIBOR floor of 1.50%, then 1.50% would be used as the base rate notwithstanding that LIBOR was currently at 0.30%, thereby making the interest rate paid the Borrower 4.00% (1.50% LIBOR floor base rate plus 2.50% fixed spread). During periods when LIBOR is greater than the LIBOR floor, the LIBOR floor would have no impact on the interest rate paid by the borrower. Not all Senior Secured Loans have LIBOR floors and this feature is a relatively recent development which may not persist in future issuances of Senior Secured Loans.

        A Senior Secured Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for

4

a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Secured Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

        Senior Secured Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Senior Secured Loan interests primarily take the form of assignments purchased in the primary or secondary market. Senior Secured Loan interests may also take the form of participation interests in a loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

        The Fund may purchase "assignments" from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

        Although the Fund does not expect to in the normal course, the Fund also may invest in "participations." Participations by the Fund in a Loan Investor's portion of a Senior Secured Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Secured Loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the Borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling a participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

        The Fund will only acquire participations if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch, or comparably rated by another nationally recognized rating agency) or determined by the Adviser to be of comparable quality.

        In order to borrow money pursuant to a Senior Secured Loan, a Borrower will, for the term of the Senior Secured Loan, typically pledge collateral, including (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Secured Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior

5

Secured Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Secured Loan.

        In the process of buying, selling and holding Senior Secured Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Secured Loan it may be required to pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Secured Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Secured Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

        A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Loan Investors (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Secured Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Secured Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Secured Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

        In a typical Senior Secured Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Secured Loan. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Secured Loan usually does, but is often not obligated to, notify holders of Senior Secured Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Secured Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Secured Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Secured Loan and other fees paid on a continuing basis. With respect to Senior Secured Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

        A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A

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successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Secured Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Secured Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

        Senior Secured Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Secured Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Secured Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Secured Loan with the proceeds from the prepayment of the former.

        From time to time, Blackstone and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Secured Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Secured Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Secured Loans held by the Fund.

        The Fund may make commitments to provide or acquire interests in Senior Secured Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term Senior Secured Loans or the issuance and sale of debt obligations. In the case of bridge commitments, the Fund would typically receive a commitment fee and would typically only fund the bridge loan if other financing was not available to the prospective Borrower. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

        The Fund will be subject to the risk that collateral securing a Senior Secured Loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Secured Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Secured Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Secured Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Secured Loan. On occasions when such stock cannot be pledged, the Senior Secured Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Secured Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Secured Loans and, indirectly, Senior Secured Loans themselves.

        If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Secured Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in

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the loan collateral to the Fund. For Senior Secured Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Senior Secured Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Secured Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Secured Loan.

        The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Secured Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Secured Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Secured Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser may enhance the value of a Senior Secured Loan or would otherwise be consistent with the Fund's investment policies.

Variable and Floating Rate Securities

        Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the "reference rate") changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating rate Senior Secured Loans, variable and floating rate instruments may include, without limitation, catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate instrument, although the value of a variable or floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

Restricted and Illiquid Securities

        The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

        The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board of

8

Trustees has directed the Adviser to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Money Market Instruments

        Money market instruments are high quality short-term debt securities. Money market instruments in which the Fund may invest include short-term obligations of the U.S. Government, its agencies or instrumentalities or high-quality obligations of domestic and foreign banks and corporations and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Yankee Dollar Obligations, Eurobonds, Global Bonds

        Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike eurobonds, global bonds can be issued in the local currency of the country of issuance.

Other Equity Securities

        In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

        Preferred Stock.    Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, even in cases where dividend payments are contractually fixed, preferred stock dividends may only be payable if declared by the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions. Unlike common stock or other equity securities, preferred securities do not usually have voting rights.

        Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

9

        Rights Offerings and Warrants.    The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

        Depository Receipts.    The Fund may hold investments in sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of foreign securities.

Cash Equivalents and Short-Term Debt Securities

        The Fund may invest in cash equivalents and short-term debt securities and may invest up to 100% of its Managed Assets in such investments for temporary defensive purposes or during the period the Fund is investing the proceeds of this offering. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

          (1)   U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored

10

  entities, which back the majority of U.S mortgages have experienced extreme volatility, and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments for temporary defensive purposes in securities issued by Federal Home Loan Banks, Fannie Mae and Freddie Mac may ultimately lose value. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

          (2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC.

          (3)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Portfolio Contents

Derivatives

        General Limitations on Futures and Options Transactions.    The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the U.S. Commodities Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not currently subject to regulation as a commodity pool under the CEA.

        Asset Coverage for Futures and Options Positions.    The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

        Options.    The Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be

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exercised at any time on fixed dates occurring during the term of the option. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

        Certain Considerations Regarding Options.    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

        Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        Futures Contracts.    The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund may sell futures as an offset against the effect of expected declines in securities prices and purchase futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" under the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

        Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

        An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss

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will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

        Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is "long" under the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is "short" under the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

        Other security futures contracts are settled through cash settlement. In this case, the underlying securities are not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

        As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

        If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

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        Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

        In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

        In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

        A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

        Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

        Swap Agreements.    The Fund may enter into swap agreements, including total return swaps and credit default swaps. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates, where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and may be structured to include exposure to a variety of different types of investments, including individual securities, groups of securities or indices.

        Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the reference security, securities or indices or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make

14

such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

        Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party unless otherwise agreed by the parties. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

        A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

        The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.

        Equity Swaps.    In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

When-Issued and Forward Commitment Securities

        The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

15

        Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

        The risks and effect of settlements in the ordinary course on the Fund's net asset value are not the same as the risks and effect of when-issued and forward commitment securities.

        The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security's value in the market from the date of the Fund's commitment (the "Commitment Date") to the date of the actual delivery and payment for such securities (the "Settlement Date"). There is a risk that, on the Settlement Date, the Fund's payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market's valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

        The settlements of secondary market purchases of Senior Secured Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association ("LSTA"). For par loans, income accrues to the buyer of the loan (the "Buyer") during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Secured Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a

16

segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities, resulting in a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is nevertheless still obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

        The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, presents minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

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 MANAGEMENT OF THE FUND

Board of Trustees

        The overall management of the business and affairs of the Fund is vested in the Board of Trustees. Starting with the first annual meeting of shareholders following the effective date of this Registration Statement, the Board of Trustees will be classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

        Below is a list of the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Adviser and their board members and officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Past Five Years
NON-INTERESTED TRUSTEES:
Edward H. D'Alelio c/o Chairman of the Board 345 Park Avenue, 31st Floor New York, NY 10154 Birth Year: 1952	Trustee and member of Audit and Nominating Committees	Since May 2012	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	3	Trump Entertainment Resorts, Inc.
Michael Holland c/o Chairman of the Board 345 Park Avenue, 31st Floor New York, NY 10154 Birth Year: 1944	Trustee and member of Audit and Nominating Committees	Since May 2012	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	3	The China Fund, Inc.; the Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Gary S. Schpero c/o Chairman of the Board 345 Park Avenue, 31st Floor New York, NY 10154 Birth Year: 1953	Trustee and member of Audit and Nominating Committees	Since May 2012	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust

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Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships Held by the Trustee During the Past Five Years
INTERESTED TRUSTEES(2):
Thomas W. Jasper c/o Chairman of the Board 345 Park Avenue, 31st Floor New York, NY 10154 Birth Year: 1948	Trustee	Since May 2012	Mr. Jasper was Chief Executive Officer of Primus Guaranty, Ltd. from 2001 to 2010. He is currently the Managing Partner of Manursing Partners LLC.	3	—
Daniel H. Smith, Jr Birth Year: 1963	Chairman, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO Capital Partners LP (collectively with its affiliates, "GSO") and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co head of RBC Capital Market's Alternative Investments unit.	3	—

(1)
Beginning with the first annual meeting of shareholders of the Fund (the "first annual meeting") and if at such time, the number of trustees shall be three (3) or more, the Board of Trustees of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, trustees of Class I shall be elected to the Board of Trustees for a term expiring at the next succeeding annual meeting of shareholders, trustees of Class II shall be elected to the Board of Trustees for a term expiring at the second succeeding annual meeting of shareholders and trustees of Class III shall be elected to the Board of Trustees for a term expiring at the third succeeding annual meeting of shareholders. At each subsequent annual meeting of shareholders, the trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Trustees following the first annual meeting, to hold office until the meeting of the Board of Trustees following the next annual meeting of shareholders and until their successors are duly elected and qualified.

(2)
"Interested person" of the Fund as defined in the Investment Company Act. Mr. Smith is an interested person due to his employment with the Adviser. Mr. Jasper is an interested person due to his beneficial ownership of the shares of common stock of one of the underwriters. After completion of the initial public offering of the Fund's Common Shares, Mr. Jasper will no longer be an interested person of the Fund.

        The Board of Trustees is currently comprised of five trustees. Daniel H. Smith, Jr. serves as Chairman of the Board. Mr. Smith is an "interested person" of the Fund. The appointment of Mr. Smith as Chairman reflects the Board of Trustees' belief that his experience, familiarity with the Fund's day-to-day operations and access to individuals with responsibility for the Fund's management and operations will provide the Board of Trustees with insight into the Fund's business and activities and, with his access to appropriate administrative support, will facilitate the efficient development of meeting agendas that address the Fund's business, legal and other needs and the orderly conduct of board meetings. The Board of Trustees has determined that its leadership structure is appropriate in light of the Fund's circumstances and provides for the informed and independent exercise of its responsibilities. In this regard, the Board of Trustees does not have a lead independent trustee reflecting the belief of the independent trustees that they have adequate control and influence over the governance of the Board of Trustees and the Fund by virtue of the fact that a substantial majority of the Board of Trustees will be independent trustees, that all committees are chaired by independent trustees and that the Board of Trustees' small size and oversight of a small fund complex facilitate the

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orderly and efficient flow of information among trustees and with Fund management without the need for a lead independent trustee.

Share Ownership

        The following table shows the dollar range of equity securities owned by the trustees in the Fund and in other investment companies overseen by the trustees within the same family of investment companies as of December 31, 2011. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in the Family of Investment Companies(*)
NON-INTERESTED TRUSTEES:
Edward D'Alelio	—	—
Michael Holland	—	$10,001–$50,000
Gary S. Schpero	—	—
INTERESTED TRUSTEES:
Thomas W. Jasper†	—	—
Daniel H. Smith, Jr.	—	over $100,000

*
The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Adviser or an affiliate of the Adviser.

†
Mr. Jasper is an interested person due to his beneficial ownership of the shares of common stock of one of the underwriters. After completion of the initial public offering of the Fund's Common Shares, Mr. Jasper will no longer be an interested person of the Fund.

        None of the non-interested trustees nor their family members owned beneficially or of record securities issued by the Adviser or any underwriter, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or any underwriter as of August 23, 2012. Additionally, none of the non-interested trustees nor their family members were involved in any relationship involving the exchange of property or services in which the amount involved exceeded $120,000, at any time after January 1, 2010, with the Fund, the Adviser, or any underwriter, their officers or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or any underwriter.

Experience of Trustees

        The trustees were selected to join the Board of Trustees based upon the following as to each trustee: his character and integrity; such person's service as a member of other boards of directors; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a trustee; as to each trustee other than Mr. Smith, his status as not being an "interested person" as defined in the Investment Company Act; and, as to Mr. Smith, his role with GSO and Blackstone. No factor, by itself, was controlling. In addition to the information provided in the table included above, each trustee possesses the following attributes: Mr. D'Alelio, experience as an investment professional; Mr. Holland, experience as an investment professional and service as a board member of other registered management investment companies; Mr. Jasper, experience as an investment professional in the structured products market and experience concerning risk management; Mr. Schpero, experience as a legal professional specializing in asset management and service as a board member of other registered management investment companies; Mr. Smith, as an executive and

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portfolio manager and leadership roles within GSO and Blackstone. References to the qualifications, attributes and skills of the trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board of Trustees or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Compensation of Trustees

        The fees and expenses of the trustees of the Fund, including for the Fund's organizational meeting, are paid by the Fund. Mr. Smith, who is a member of the Blackstone organization, receives no compensation from the Fund. It is estimated under current compensation arrangements that the other trustees will receive from the Fund the amounts set forth below for the Fund's calendar year ending December 31, 2012, assuming the Fund will have been in existence for the full calendar year. The current compensation arrangements are subject to review from time to time based on, among other things, the complexity and number of funds in the complex and their aggregate asset level.

Name of Trustee	Estimated Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Board Members
NON-INTERESTED TRUSTEES:
Edward D'Alelio	$18,250	$54,750
Michael Holland	$18,250	$54,750
Gary S. Schpero	$20,750	$62,250
INTERESTED TRUSTEES:
Thomas W. Jasper*	$20,750	$62,250
Daniel H. Smith, Jr.	$0	$0

*
Mr. Jasper is an interested person due to his beneficial ownership of the shares of common stock of one of the underwriters. After completion of the initial public offering of the Fund's Common Shares, Mr. Jasper will no longer be an interested person of the Fund.

        The Fund pays each trustee an annual base retainer of $10,000 and pays $1,500 for each regular board meeting and special board meeting attended that is held jointly with Blackstone / GSO Senior Floating Rate Term Fund ("BSL") or Blackstone / GSO Long-Short Credit Income Fund ("BGX"). The Fund pays each trustee $2,000 for each regular board meeting and special board meeting attended that is not held jointly with BSL or BGX. Additionally, the chairman of the Audit Committee and the chairman of the Nominating Committee are paid an additional annual retainer of $2,500 by the Fund if the chairman is also the chairman of the same committee of BSL or BGX. If the chairman is not the chairman of such committee of BSL or BGX, then the Fund pays an annual retainer of $3,000 to that chairman. The Fund pays $750 to each trustee for each committee meeting attended that is held jointly with BSL or BGX, and the Fund pays $1,000 to each trustee for each committee meeting attended that is not held jointly with BSL or BGX; provided that if a committee meeting is held on the same day as a board meeting then the trustees attending the board meeting will not receive additional compensation for attending the committee meeting held that same day.

Board Committees

        The Board of Trustees of the Fund currently has four committees: an Audit Committee, a Nominating Committee, a Pricing Committee and a Valuation Committee.

        The Audit Committee consists of Messrs. Jasper, pending his independence upon the completion of this offering, Holland, D'Alelio and Schpero, all of whom have been determined not to be "interested persons" of the Fund under the Investment Company Act and "independent" as defined in

21

the New York Stock Exchange listing standards, except in the case of Mr. Jasper, pending his independence upon the completion of this offering. The Audit Committee acts according to the Audit Committee charter. Mr. Jasper has been appointed as Chair of the Audit Committee, effective upon completion of this offering. The Audit Committee is responsible for assisting the Board of Trustees of the Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund's accounting and financial reporting processes, policies and practices; the integrity of the Fund's financial statements; the adequacy of the Fund's overall system of internal controls; the Fund's compliance with legal and regulatory requirements; the qualification and independence of the Fund's independent registered public accounting firm; the performance of the Fund's internal audit function provided by the Adviser and the Fund's other service providers; and the review of the report required to be included in the Fund's annual proxy statement by the rules of the SEC. The Board of Trustees has determined that Mr. Jasper is an audit committee financial expert and that, upon completion of this offering, each is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

        The Nominating Committee is responsible for selecting and nominating candidates for election as trustees to the Board of Trustees of the Fund. The members of the Nominating Committee are Messrs. Holland, D'Alelio and Schpero, all of whom have been determined not to be "interested persons" of the Fund under the Investment Company Act and "independent" as defined in the New York Stock Exchange listing standards. The Nominating Committee may accept nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee for the Fund's Board of Trustees should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the stockholders.

        The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Shares and any Preferred Shares sold by the Fund. The members of the Pricing Committee are Mr. Smith and any one of the non-interested trustees listed above.

        The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets. The members of the Valuation Committee are Mr. Smith and any one of the non-interested trustees listed above.

Risk Oversight

        The Board of Trustees' role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board of Trustees receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund's management (including the Fund's portfolio managers) and Chief Compliance Officer, who reports directly to the Board of Trustees, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund's investment program and activities, the Board of Trustees as part of its risk oversight efforts expects to meet at its regular meetings and as needed with the Fund's Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board of Trustees may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board of Trustees. For example, the Audit Committee of the Board of Trustees will meet regularly with the Fund's independent public accounting firm to review, among other things, reports on the Fund's internal controls for financial reporting.

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        The Board of Trustees believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters may be summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board of Trustees risk management oversight is expected to be subject to substantial limitations.

Officers of the Fund

        The Fund's executive officers have been chosen by the Board of Trustees to hold office until their respective successors are duly elected and qualified. The executive officers of the Fund currently are:

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee
Daniel H. Smith, Jr Birth Year: 1963	Chairman, President, Chief Executive Officer, Trustee	Since Inception	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments unit.	3
Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Since Inception	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.	3
Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Since Inception	Mr. Shaiman is a Managing Director of GSO. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.	3

23

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee
Marisa J. Beeney Birth year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Since Inception	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.	3
Jane Lee Birth Year: 1972	Public relations Officer	Since Inception	Ms. Lee is a Managing Director with GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.	3

        The Fund's officers do not receive compensation from the Fund, but are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

The Adviser

        The Fund retains GSO / Blackstone Debt Funds Management LLC to act as its investment manager. The Adviser, a wholly-owned subsidiary of GSO, is a registered investment adviser and the credit platform of Blackstone. Blackstone is a leading global alternative manager and provider of financial advisory services with its headquarters in New York and offices in Atlanta, Beijing, Boston, Chicago, Dallas, Dubai, Düsseldorf, Hong Kong, Houston, Istanbul, London, Los Angeles, Menlo Park, Mumbai, Paris, San Francisco, Santa Monica, Seoul, Shanghai, Singapore, Sydney and Tokyo, was founded in 1985. The investment advisory agreement between the Adviser and the Fund provides that the Adviser will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund's Board of Trustees and the objectives and policies stated in the prospectus and this Statement of Additional Information.

        Pursuant to the investment advisory agreement, the Adviser manages the Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and trustees regularly. The Adviser or its parent also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative

24

and clerical services, including certain accounting services and maintenance of certain books and records.

        The investment advisory agreement between the Fund and the Adviser was approved by the Fund's Board of Trustees, including a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the Investment Company Act) of any such party (in such capacity, the "independent trustees"), at an "in person" meeting held on May 15, 2012. The agreement was approved by the sole common shareholder of the Fund on                        , 2012.

        The investment advisory agreement provides for the Fund to pay a management fee at an annual rate equal to 1.00% of the average daily value of the Fund's Managed Assets.

        The investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding securities entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding securities entitled to vote) or by the Adviser, upon not more than 60 nor less than 30 days' written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

        The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Adviser, its trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

        Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser's other investment vehicles and accounts. The Adviser has informed the Board of Trustees that the services of the Adviser are not exclusive, and the Adviser provides similar services to other investment companies and other clients and may engage in other activities.

        A discussion regarding the basis for the approval of the investment advisory agreement by the Board of Trustees will be available in the Fund's first report to shareholders.

Administrator

        ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS maintains the Fund's general ledger and is responsible for calculating the net asset value of the Common Shares, and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's Managed Assets, subject to a minimum annual fee of $350,000, plus out-of-pocket expenses.

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 Portfolio Managers

        Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

        The table below identifies the number of accounts (other than the Fund) for which the Fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of                        .

        As of July 31, 2012, Daniel H. Smith, Jr. managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$0.7 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

        As of July 31, 2012, Lee M. Shaiman managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$0.7 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

        As of July 31, 2012, Robert Zable managed, or was a member of the management team for, the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$0.7 billion	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$0.7 billion	2	$0.7 billion
Other Accounts	1	$0.5	—	—

Portfolio Manager Compensation

        The Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

        Base Compensation.    Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

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        Discretionary Compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

Securities Ownership of Portfolio Managers

        The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Potential Conflicts of Interest

        The portfolio managers, the Adviser, GSO, Blackstone and their respective affiliates will be subject to certain conflicts of interest in their management of the Fund. These conflicts will arise primarily from the involvement of the portfolio managers, the Adviser, GSO, Blackstone and their respective affiliates (collectively, the "Firm") in other activities that may conflict with those of the Fund. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund's interest.

Broad and Wide-Ranging Activities

        The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner, subject to the limitations of the Investment Company Act. The Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of, and such resolution will be binding on, the Fund, subject to the limitations of the Investment Company Act. Shareholders of the Fund should be aware that conflicts will not necessarily be resolved in favor of the Fund's interests.

The Firm's Policies and Procedures

        Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across the Firm and its affiliates' various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management, advisory and businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that may reduce the benefits that the Fund expects to utilize for purposes of finding and managing its investments. For example, the Firm may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Firm and its affiliates' advisory clients. As a consequence, that information, which could be of benefit to the Fund, might become restricted to those other businesses and otherwise be unavailable to the Fund, and could also restrict the Fund's activities. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund of the Firm has or has considered making an investment or which is otherwise an advisory client of the Firm and its affiliates may restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to engage in businesses or activities competitive with such companies.

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Investment Banking, Advisory and Other Relationships

        As part of its regular business, the Firm provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, the Firm represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Firm client would typically require the Firm to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. The Fund's activities may be constrained as a result of the inability of the Adviser to use such information. For example, employees of the Firm may be prohibited by law or contract from sharing information with the portfolio managers of the Fund. Additionally, there may be circumstances in which one or more of certain individuals associated with the Firm will be precluded from providing services related to the Fund's activities because of certain confidential information available to those individuals or to other parts of the Firm. In certain sell-side and fundraising assignments, the seller may permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price) and also be subject to the limitations of the Investment Company Act.

        The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships, which may result in certain transactions that the Adviser will not undertake on behalf of the Fund in view of such relationships.

        The Firm may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. This involvement, for which the Firm may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings or the Fund may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses to the Fund.

Allocation of Opportunities

        Certain inherent conflicts of interest arise from the fact that the Firm provides investment management services both to the Fund and other clients, funds and accounts of the Adviser and GSO ("Other GSO Accounts"). In addition, the Firm provide investment management services to other clients, including other funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time (the "Other Blackstone Funds"), client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the "Other Blackstone Accounts" and together with the Other GSO Accounts, the "Other Accounts"). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

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        While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the Adviser and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific sale and/or investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate sale opportunities (and investment opportunities, if any) with the Other Accounts as permitted by the Investment Company Act and interpretive guidance from the staff of the SEC. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund's or the Other Accounts' objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio's overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund's and the Other Accounts' portfolios; (d) liquidity requirements of the Fund and the Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund's or the Other Accounts' portfolios; (h) redemption/withdrawal requests from the Other Accounts and anticipated future contributions into the Fund and the Other Accounts; (i) proximity of an Other Account to the end of its specified term/commitment period; (j) when a pro rata allocation could result in de minimis or "odd lot" allocation; (k) availability of leverage and any requirements or other terms of any existing leverage facilities; (l) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Accounts; and (m) other considerations deemed relevant by the Adviser.

        Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable.

        From time to time, the Fund and the Other GSO Accounts may make investments at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities, subject to the limitations of the Investment Company Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the Other GSO Accounts to hold investments in the same levels of an issuer's capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other GSO Account will be required to hold an investment if holding such investment would result in a violation of regulatory restrictions, the provisions of the organizational documents of the Fund or the Other GSO Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation (each such event, a "Restrictive Event"). If a Restrictive Event exists, the Adviser will use reasonable efforts to cause the Fund to hold investments in each level of an issuer's capital structure in the same proportion as that held by the Other GSO Accounts, but will only do so to the extent permissible by the Restrictive Event. In some circumstances, investments may be made at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities or on a disproportionate basis, even though no Restrictive Event would result if the Adviser deems in good faith that such investments among the Fund and the Other GSO Accounts are appropriate. In reviewing such investments to determine if a material conflict of interest is likely to arise, the Adviser will consider, among other things, the current financial status

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of the company in which the investments were made. Shareholders of the Fund should be aware that conflicts will not necessarily be resolved in favor of the Fund's interests.

Service Providers

        The Fund's service providers (including lenders, brokers, attorneys, and investment banking firms) may be investors in the Fund and/or sources of investment opportunities and counterparties therein. This may influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider, will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider's provision of certain investment-related services that the Adviser believes to be of benefit to the Fund or other GSO Accounts).

Allocation of Personnel

        The Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of the Adviser.

Material Non-Public Information

        The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

        The officers, directors, members, managers, and employees of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by the Adviser.

Possible Future Activities

        The Firm may expand the range of services that it provides over time. Except as provided herein, the Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

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Transactions with Other Funds

        From time to time, the Fund may enter into purchase and sale transactions with other funds managed by the Firm. Such transactions will be conducted in accordance with, and subject to, the Adviser's fiduciary obligations to the Fund and the Investment Company Act.

Other Affiliate Transactions

        The Fund may acquire a debt security from an issuer in which a separate equity or junior debt investment has been made by other GSO or Blackstone affiliates. When making such investments, the Fund and other GSO or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund's investment will be equivalent to or better than the returns obtained by the other affiliates. If additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.

        In addition, the Investment Company Act limits the Fund's ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Representing Creditors and Debtors

        The Firm may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, the Firm may serve as advisor to creditor or equity committees. This involvement, for which the Firm may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings, or the Fund may be required to liquidate any existing positions of the applicable issuer.

Restrictions Arising under the Securities Laws

        The Firm's activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund.

Proxy Voting Policies

        The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting guidelines. Under these guidelines, the Adviser will vote

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proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser's proxy voting policy is attached as Appendix B to this Statement of Additional Information.

        Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling (877) 876-1121, or on the Securities and Exchange Commission's website at http://www.sec.gov.

Codes of Ethics

        The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes govern personal trading by Fund and Adviser personnel. Among other requirements, the codes require certain persons to report certain of their personal securities transactions and holdings (in reportable securities) to the Adviser or Fund, and the Adviser and Fund are required to review such reports. The Fund's code permits the Fund's personnel to trade in securities, but prohibits insider trading and trades knowingly made within certain time frames of trades made by the Fund in the same securities. The Adviser's code permits the Adviser's personnel to trade in securities, but not to trade in securities in which the Fund invests. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC's Web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

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 PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to fixed income instruments and other types of securities, the Fund may (i) purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, (ii) purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and (iii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services. Affiliates of the Adviser may participate in the primary and secondary market for fixed income instruments. Because of certain limitations imposed by the Investment Company Act, this may restrict the Fund's ability to acquire some fixed income instruments. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire fixed income instruments consistent with its investment policies. Sales to dealers are effected at bid prices.

        Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act.

        Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

        The Adviser is responsible for placing portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services.

        A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

        One or more of the other accounts that the Adviser manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Adviser in its discretion in accordance with the accounts' various investment

33

objectives. Such allocations are based upon the written procedures of the Adviser, which have been reviewed and approved by the Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Board of Trustees that this advantage, when combined with the other benefits available due to the Adviser's organization, outweighs any disadvantages that may exist from exposure to simultaneous transactions.

        While the annual portfolio turnover rate is not expected to exceed 100% in normal circumstances, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

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 DESCRIPTION OF SHARES

Common Shares

        The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The prospectus contains a detailed discussion of the Common Shares.

Preferred Shares

        The Agreement and Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued. As required by the Investment Company Act, whenever Preferred Shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

Other Shares

        The Board of Trustees (subject to the Investment Company Act and the terms of the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of either Common Shareholders or holders of Preferred Shares, of other classes of shares, or other classes or series of shares, as it determines to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and Preferred Shares, if any.

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 REPURCHASE OF COMMON SHARES

        The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, at any time when Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, excluding the current hostilities in Iraq, Afghanistan and Pakistan, to the extent these hostilities do not materially escalate, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

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        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

        Before deciding whether to take any action if the Common Shares trade below net asset value, the Fund's Board of Trustees will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

37

 TAX MATTERS

        Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Common Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

        The Fund intends to elect to be treated and to qualify annually as a regulated investment company ("RIC") under Subchapter M of the Code.

        To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

        As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt

38

income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

        A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

        If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of individual and other noncorporate shareholders in taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

        Distributions to shareholders by the Fund of ordinary income (including "market discount" realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as "capital gain dividends" will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders before January 1, 2013.

        Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional Common

39

Shares received by a shareholder pursuant to the DRIP will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder's account.

        The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.

        Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional Common Shares will receive a report as to the net asset value of those Common Shares.

Sale or Exchange of Common Shares

        Upon the sale or other disposition of Common Shares (including upon dissolution of the Fund), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

        No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

        Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

40

 Nature of Fund's Investments

        Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund's status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

        The Fund will invest a substantial portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as "high yield" or "junk" instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount Securities

        Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common stock, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund's purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

        Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

41

 Currency Fluctuations

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

        The Fund's investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

        If the Fund utilizes leverage through the issuance of Preferred Shares or borrowing, it may be restricted by certain covenants with respect to the declaration of, and payment of dividends on Common Shares in certain circumstances. Limits on the Fund's payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

        The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

        U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a "foreign shareholder"), depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

        If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Under current law, this withholding tax will apply even to the extent that the dividends paid are out of "portfolio interest" income or short-term capital gains that would not have been subject to such withholding tax had they been received directly by the foreign shareholder. For dividends paid by regulated investment companies in taxable years beginning before January 1, 2012, such "interest-related dividends" and "short-term capital gain dividends" that satisfied certain requirements were exempt from the withholding tax. There can be no assurance as to whether or not this exemption will

42

be extended to taxable years beginning after December 31, 2011. A foreign shareholder whose income from the Fund is not "effectively connected" with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

        If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

        The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

        Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any dividends paid after December 31, 2013, and the proceeds of a sale of our Common Shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

Other Taxation

        Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

43

 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has made an initial investment in the Fund and is the sole shareholder of the Fund, and therefore a control person. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The financial statement included in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statement is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

CUSTODIAN AND TRANSFER AGENT

        The custodian of the assets of the Fund will be The Bank of New York Mellon a bank located at One Wall Street, New York, New York 10286. Computershare Shareowner Services LLC located at 480 Washington Blvd., Jersey City, New Jersey 07310, will serve as the Fund's transfer agent and dividend paying agent with respect to the Common Shares.

ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

44

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of
Blackstone / GSO Strategic Credit Fund:

        We have audited the accompanying statement of assets and liabilities of Blackstone / GSO Strategic Credit Fund (the "Fund") as of August 22, 2012. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Blackstone / GSO Strategic Credit Fund as of August 22, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
August 22, 2012

45

BLACKSTONE / GSO STRATEGIC CREDIT FUND

STATEMENT OF ASSETS AND LIABILITIES

August 22, 2012

ASSETS:
Cash	$100,000
Deferred offering costs	892,000

TOTAL ASSETS	992,000

LIABILITIES
Accrued offering costs	892,000

TOTAL LIABILITIES	892,000

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS:
Paid in capital	$100,000

Common shares of beneficial interest outstanding, $.001 par value, unlimited shares authorized	5,235.602

Net asset value per share	$19.10

Offering price per share	$20.00

SEE NOTES TO STATEMENT OF ASSETS AND LIABILITIES

46

BLACKSTONE / GSO STRATEGIC CREDIT FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1—ORGANIZATION

        Blackstone / GSO Strategic Credit Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Delaware statutory trust on March 28, 2012, pursuant to an Agreement and Declaration of Trust, as amended and restated on May 15, 2012, governed by the laws of the State of Delaware. The Fund has no operating history. The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income.

        The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first and second-lien secured loans ("Secured Loans") and high yield corporate bonds of varying maturities. The fixed income instruments the Fund will invest in will typically be rated below investment grade or, if unrated, are considered by GSO / Blackstone Debt Funds Management LLC (the "Adviser"), the Fund's investment adviser, to be of a comparable quality. Fixed income instruments that are rated below investment grade (commonly referred to as "junk bonds") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal.

        The Fund has no operations to date other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to the Adviser at a net asset value of $19.10 per share. Shares issued by the Fund are subject to a sales load of 4.50%.

        The Fund will dissolve on or about September 15, 2027. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund's investment objectives and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment of $20.00 per common share on the dissolution date, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

        Estimates—The Fund's financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

        Income Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

        Organizational Expenses—The Adviser has agreed to pay all of the Fund's organizational expenses. As a result, organizational expenses of the Fund are not reflected in the Fund's financial statements. Total organizational expenses incurred through August 22, 2012 are $93,000.

        Offering Costs—Offering costs are paid directly by the Fund. The Adviser or an affiliate of the Adviser has agreed to pay the amount, if any, by which the Fund's offering costs (other than the sales load) exceed $0.04 per share (0.20% of the offering price). Offering costs incurred through August 22,

47

BLACKSTONE / GSO STRATEGIC CREDIT FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES (Continued)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES (Continued)

2012 are approximately $892,000 and have been reported on the Statement of Assets and Liabilities as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to August 22, 2012, will be charged to paid-in-capital upon sale of the shares to the public or reimbursed by the Adviser. Based on estimates of the initial capital raise in connection with the Fund's Initial Public Offering, the Fund expects that all offering costs incurred through August 22, 2012, will fall within the cap of $0.04 per share.

NOTE 3—INVESTMENT ADVISORY AND OTHER AGREEMENTS

        The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, "GSO"), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund. GSO is the credit platform of The Blackstone Group L.P.

        The Adviser provides services to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser. Under the investment advisory agreement, subject to the supervision and direction of the Fund's Board of Trustees, the Adviser will manage the Fund's portfolio in accordance with the Fund's investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

        The Fund has agreed to pay the Adviser a management fee at an annual rate 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets are the Fund's net assets plus any borrowings for investment purposes, including effective leverage and traditional leverage.

        In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

        ALPS Fund Services, Inc. ("ALPS") serves as administrator to the Fund. Under the Administration Agreement proposal, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.15% of the average daily value of the Fund's Managed Assets, or an annual fee of $350,000, whichever is greater, plus out-of-pocket expenses.

NOTE 4—CONCENTRATION OF CREDIT RISK

        Cash at August 22, 2012 is on deposit at the Bank of New York Mellon, the Fund's custodian.

48

 APPENDIX A
PROXY VOTING POLICIES AND PROCEDURES

Introduction

        As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), GSO / Blackstone Debt Funds Management LLC (the "Adviser") has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

        Due to the nature of the Fund's investment strategy, equity securities will generally not be a large portion of the investments of the Fund. Nevertheless, the Adviser's policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund's investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

        Decisions on how to vote a proxy generally are made by the Adviser. The investment committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company's operations and the potential impact of a proxy vote's outcome. Decisions are based on a number of factors which may vary depending on a proxy's subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote's expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the investment committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund's investment in a particular company.

Proxy Voting Records

        You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, GSO / Blackstone Debt Funds Management LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

A-1

Blackstone / GSO Strategic Credit Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

                , 2012

 PART C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

Financial Statements

Part A None

Part B Statements of Assets and Liabilities(3)

Exhibits
(a	)(1)	Declaration of Trust, dated March 28, 2012(3)

(a	)(2)	Amended and Restated Agreement and Declaration of Trust, dated May 15, 2012(3)

(b	)	By-Laws(3)

(c	)	Not Applicable

(d	)	Articles V and VIII of Registrant's Amended and Restated Agreement and Declaration of Trust are incorporated herein by reference

(e	)	Form of Dividend Reinvestment Plan(3)

(g	)	Form of Investment Advisory Agreement between the Registrant and the Adviser(3)

(h	)(1)	Form of Underwriting Agreement(2)

(h	)(2)	Form of Master Agreement Among Underwriters(2)

(h	)(3)	Form of Master Selected Dealers Agreement(2)

(i	)	Not Applicable

(j	)	Form of Custody Agreement(2)

(k	)(1)	Form of Service Agreement for Transfer Agent Services(2)

(k	)(2)	Form of Administration, Bookkeeping and Pricing Services Agreement(2)

(l	)	Opinion and Consent of Delaware Counsel(2)

(m	)	Not Applicable

(n	)	Consent of Independent Registered Public Accounting Firm(1)

(o	)	Not Applicable

(p	)	Form of Subscription Agreement(2)

(q	)	Not Applicable

(r	)(1)	Code of Ethics of the Fund (Employees)(2)

(r	)(2)	Code of Ethics of the Fund (Independent Trustees)(2)

(r	)(3)	Code of Ethics of the Adviser(2)

(s	)	Power of Attorney(3)

(1)
Filed herewith

(2)
To be filed by amendment

(3)
Previously filed.

Item 26.    Marketing Arrangements

        See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement, the Form of Structuring Fee Agreement and Form of Syndication Fee Agreement , each with Morgan Stanley & Co. LLC, the Form of Structuring Fee Agreement with Citigroup Global Markets Inc., the Form of Structuring Fee Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, the Form of Structuring Fee Agreement with UBS Securities LLC and the Form of Structuring Fee Agreement with Wells Fargo Securities, LLC, filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3), Exhibit (h)(4), Exhibit (h)(5), Exhibit (h)(6), Exhibit (h)(7), Exhibit (h)(8) and (h)(9), respectively, to this Registration Statement.

Item 27.    Other Expenses of Issuance and Distribution

        The following table shows the fees and expenses, other than underwriting discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. filing fee are estimates.

Securities and Exchange Commission registration fee	$34,380
New York Stock Exchange listing fees	30,000
Financial Industry Regulatory Authority fees	45,500
Printing and engraving expenses	438,065
Accounting fees and expenses	6,000
Legal fees and expenses	335,000
Blue Sky filing fees and expenses	—
Trustees' fee	—
Transfer agent's fee	2,500
Miscellaneous	555
Total	$892,000

Item 28.    Persons Controlled by or Under Common Control

        None.

Item 29.    Number of Holders of Securities

        The following table shows the number of holders of securities of the Registrant as of August 24, 2012.

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $0.001 per share	1

Item 30.    Indemnification

        Article V of the Registrant's Agreement and Declaration of Trust, filed as Exhibit (a)(2) to this Registration Statement, provides that:

        Section 5.1    No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its

Shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

        Section 5.2    Mandatory Indemnification.    (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

        (b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

        (c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

        (d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

        (e)   Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

        Section 5.3    No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

        Section 5.4    No Duty of Investigation; No Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

        Section 5.5    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

        Reference is made to Section 8 of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement, which is incorporated herein by reference.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Adviser

        The descriptions of the Adviser under the caption "Management of the Fund" in the prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-68243) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser's principal business address is 345 Park Avenue, 31st Floor, New York, NY 10154.

Item 32.    Locations of Accounts and Records

        The accounts and records of the Registrant are maintained at the office of the Registrant at ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Item 33.    Management Services Not applicable.

Item 34.    Undertakings

        (1)   Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        (2)   Not applicable.

        (3)   Not applicable.

        (4)   Not applicable.

        (5)   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

        Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6)   Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 24th day of August 2012.

BLACKSTONE / GSO STRATEGIC CREDIT FUND
By:	/s/ DANIEL H. SMITH, JR.
	Name:	Daniel H. Smith, Jr.
	Title:	Chairman, President, Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ DANIEL H. SMITH, JR. Daniel H. Smith, Jr.	Chairman, President, Chief Executive Officer and Trustee (Principal Executive Officer)	August 24, 2012
/s/ ERIC ROSENBERG Eric Rosenberg	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)	August 24, 2012
* Edward D'Alelio	Trustee	August 24, 2012
* Thomas W. Jasper	Trustee	August 24, 2012
* Michael Holland	Trustee	August 24, 2012
* Gary S. Schpero	Trustee	August 24, 2012

*By:	/s/ DANIEL H. SMITH, JR. Daniel H. Smith, Jr. As Agent or Attorney-in-Fact August 24, 2012

        The original powers of attorney authorizing Daniel H. Smith, Jr., Eric Rosenberg, Lee M. Shaiman, Marisa Beeney and Jane Lee to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed and were filed as Exhibit(s).

 SCHEDULE OF EXHIBITS TO FORM N-2

Exhibits
(n)	Consent of Independent Registered Public Accounting Firm

QuickLinks

PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
THE FUND
USE OF PROCEEDS
THE FUND'S INVESTMENTS
LEVERAGE
RISKS
MANAGEMENT OF THE FUND
NET ASSET VALUE
DISTRIBUTIONS
DIVIDEND REINVESTMENT PLAN
DESCRIPTION OF SHARES
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
CLOSED-END FUND STRUCTURE
REPURCHASE OF COMMON SHARES
TAX MATTERS
UNDERWRITERS
CUSTODIAN AND TRANSFER AGENT
LEGAL OPINIONS
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A DESCRIPTION OF S&P, MOODY'S AND FITCH RATINGS(1)
ISSUE CREDIT RATING DEFINITIONS
Long Term Issue Credit Ratings
LONG TERM OBLIGATION RATINGS
Long-Term Rating Definitions
MEDIUM TERM NOTE RATINGS
Short Term Rating Definitions
INTERNATIONAL ISSUER AND CREDIT RATING SCALES
Long-Term Ratings Scales—Issuer Credit Ratings Scales
Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance
INVESTMENT OBJECTIVES
INVESTMENT RESTRICTIONS
Fundamental Restrictions
Non-Fundamental Restrictions
INVESTMENT POLICIES AND TECHNIQUES
Portfolio Contents
Other Portfolio Contents
MANAGEMENT OF THE FUND
Board of Trustees
Share Ownership
Experience of Trustees
Compensation of Trustees
Board Committees
Risk Oversight
Officers of the Fund
The Adviser
Administrator
Portfolio Managers
Portfolio Manager Compensation
Securities Ownership of Portfolio Managers
Potential Conflicts of Interest
Proxy Voting Policies
Codes of Ethics
PORTFOLIO TRANSACTIONS AND BROKERAGE
DESCRIPTION OF SHARES
Common Shares
Preferred Shares
Other Shares
REPURCHASE OF COMMON SHARES
TAX MATTERS
Taxation of the Fund
Distributions
Sale or Exchange of Common Shares
Nature of Fund's Investments
Below Investment Grade Instruments
Original Issue Discount Securities
Market Discount Securities
Currency Fluctuations
Foreign Taxes
Preferred Shares or Borrowings
Backup Withholding
Foreign Shareholders
Additional Withholding Requirements
Other Taxation
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CUSTODIAN AND TRANSFER AGENT
ADDITIONAL INFORMATION
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BLACKSTONE / GSO STRATEGIC CREDIT FUND STATEMENT OF ASSETS AND LIABILITIES August 22, 2012
BLACKSTONE / GSO STRATEGIC CREDIT FUND NOTES TO STATEMENT OF ASSETS AND LIABILITIES
APPENDIX A PROXY VOTING POLICIES AND PROCEDURES Introduction
Proxy Policies
Proxy Voting Records
Blackstone / GSO Strategic Credit Fund Common Shares STATEMENT OF ADDITIONAL INFORMATION
PART C OTHER INFORMATION
  Item 25. Financial Statements and Exhibits
  Item 26. Marketing Arrangements
  Item 27. Other Expenses of Issuance and Distribution
  Item 28. Persons Controlled by or Under Common Control
  Item 29. Number of Holders of Securities
  Item 30. Indemnification
  Item 31. Business and Other Connections of Adviser
  Item 32. Locations of Accounts and Records
  Item 33. Management Services Not applicable.
  Item 34. Undertakings
SIGNATURES
SCHEDULE OF EXHIBITS TO FORM N-2